                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          GreenPoint Financial Corp.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)



Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

Notes:

                                                              90 Park Avenue
                                                              New York, NY 10016

                                                     GreenPoint [LOGO] Financial


March 26, 1999

Dear Fellow Stockholder:

  I hope you will be able to join us at our annual stockholders meeting on Friday, May 7, 1999. The meeting will be held at Terrace on the Park, 52-11 111th Street, in Flushing, New York, and will begin at 10:00 a.m.

  Attached is the formal notice of the meeting and a proxy statement that fully describes the business that will take place. The major business will be the election of directors, ratification of PricewaterhouseCoopers LLP as our auditors and approval of two benefit arrangements that are described in detail in the proxy statement.

  Officers of the Corporation as well as representatives of PricewaterhouseCoopers will be present to answer any questions you may have regarding the business of the meeting.

  The Directors believe that the matters you will be asked to vote on at the meeting are in the best interest of our Corporation, and we urge you to vote "FOR" all of them. Our reasons are fully explained in the proxy statement.

  It is important that your shares be represented at the meeting whether or not you are present. Please be sure to complete and mail the enclosed proxy card in the postage-paid return envelope--even if you plan to attend in person.

  On behalf of the Directors and our employees, let me thank you once again for your support.

                                          Sincerely yours,

                                          /s/ Thomas S. Johnson

                                          Thomas S. Johnson
                                          Chairman and Chief Executive Officer

-------------------------------------------------------------------------------
                          GREENPOINT FINANCIAL CORP.
                                90 Park Avenue
                           New York, New York 10016
                                (212) 834-1710

-------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on May 7, 1999

-------------------------------------------------------------------------------

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of GreenPoint Financial Corp. (the "Corporation"), will be held at Terrace on the Park, 52-11 111th Street, Flushing, New York, on Friday, May 7, 1999 at 10:00 a.m., local time.

  A Proxy Card and a Proxy Statement for the Meeting are enclosed.

  The Meeting is for the purpose of considering and acting upon:

  1.The election of four Directors of the Corporation.

  2. The ratification of the appointment of PricewaterhouseCoopers LLP as the Corporation's independent auditors for the year ending December 31, 1999.

  3.The approval of the GreenPoint Financial Corp. 1999 Stock Incentive Plan.

  4.The approval of the GreenPoint Financial Corp. 1999 Annual Incentive
  Plan.

  5. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof.

  The Board of Directors is not aware of any other business to come before the Meeting.

  Action may be taken on any of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be adjourned. Stockholders of record as of the close of business on March 10, 1999 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

  You are requested to complete and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed postage-paid return envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Howard C. Bluver
                                          Howard C. Bluver
                                          Secretary

New York, New York
March 26, 1999

-------------------------------------------------------------------------------

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                PROXY STATEMENT
                                      of
                          GREENPOINT FINANCIAL CORP.
                                90 Park Avenue
                           New York, New York 10016
                                (212) 834-1710

                        ANNUAL MEETING OF STOCKHOLDERS
                                  May 7, 1999

-------------------------------------------------------------------------------

                                    GENERAL

-------------------------------------------------------------------------------

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of GreenPoint Financial Corp. (the "Corporation") to be used at the Annual Meeting of Stockholders of the Corporation (the "Meeting") which will be held at Terrace on the Park, 52-11 111th Street, Flushing, New York, on Friday, May 7, 1999 at 10:00 a.m., local time. The accompanying Notice of Annual Meeting and this Proxy Statement are being first mailed to stockholders on or about March 26, 1999.

-------------------------------------------------------------------------------

                      VOTING AND REVOCABILITY OF PROXIES

-------------------------------------------------------------------------------

  Proxies solicited by the Board will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for Directors set forth below and in favor of the proposals set forth in this Proxy Statement for consideration at the Meeting. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a Director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Meeting. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxies as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker non-votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

  The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of the Corporation's common stock, par value $.01 per share ("Common Stock"), entitled to vote is necessary to constitute a quorum at the Meeting. In the event that there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

  Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to Howard C. Bluver, Secretary of the Corporation, at the address shown above, by filing a later dated proxy prior to a vote being taken on a particular proposal at the Meeting, or by attending the Meeting and voting in person.

-------------------------------------------------------------------------------

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

-------------------------------------------------------------------------------

  Stockholders of record as of the close of business on March 10, 1999 are entitled to one vote for each share then held. As of March 10, 1999, the Corporation had 94,987,441 shares of Common Stock issued and outstanding.

  As provided in the Corporation's Certificate of Incorporation (the "Certificate of Incorporation"), holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed the beneficial owner of shares owned by an affiliate of, and by persons acting in concert with, such person or entity. The Certificate of Incorporation authorizes the Board to (i) make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) demand that any person who is reasonably believed to beneficially own Common Stock in excess of the Limit supply information to the Corporation to enable the Board to implement and apply the Limit. The Certificate of Incorporation provides that neither the GreenPoint Bank Employee Stock Ownership Plan (the "ESOP") nor the trustee of the ESOP (the "ESOP Trustee") may be deemed, for purposes of applying the Limit, to beneficially own any Common Stock held by the ESOP.

  Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Based upon such reports, the following table sets forth, as of December 31, 1998, certain information as to the Common Stock beneficially owned by persons owning in excess of 5% of the outstanding Common Stock. Management knows of no person, except as listed below, who owned more than 5% of the outstanding Common Stock as of December 31, 1998.

                                                 Amount and Nature  Percent of
                Name and Address                   of Beneficial   Outstanding
              of Beneficial Owner                  Ownership (1)   Common Stock
              -------------------                ----------------- ------------
GreenPoint Bank Employee Stock Ownership Plan
 90 Park Avenue
 New York, New York 10016.......................    16,182,247(2)     17.10%
Fidelity Management and Research Corporation
 82 Devonshire Street
 Boston, Massachusetts 02109....................     6,688,000         7.07%

--------
(1) In accordance with Rule 13d-3 promulgated under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if such person has shared voting or investment power with respect to such shares, or has a right to acquire beneficial ownership at any time within sixty days of March 10, 1999. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.
(2) In accordance with the ESOP, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Internal Revenue Code of 1986, as amended (the "Code"), the ESOP Trustee must vote all allocated shares of Common Stock held in the ESOP in accordance with the instructions of the participating employees. Pursuant to the ESOP, unallocated shares of Common Stock will be voted by the ESOP Trustee in a manner calculated to reflect most accurately the instructions the ESOP Trustee has received from participants regarding the allocated shares of Common Stock. Notwithstanding the foregoing, all unallocated shares of Common Stock must be voted by the ESOP Trustee in accordance with the ESOP Trustee's responsibilities under provisions of ERISA. As of March 10, 1999, 3,246,348 shares of Common Stock were allocated under the ESOP, excluding shares of Common Stock distributed from the ESOP to former ESOP participants.

-------------------------------------------------------------------------------

                       PROPOSAL 1--ELECTION OF DIRECTORS

-------------------------------------------------------------------------------

  The Board is currently composed of thirteen members. Pursuant to the Certificate of Incorporation, the Board is divided into three classes which must be as nearly equal in number as possible. The term of one class of Directors expires at each Meeting. The Certificate of Incorporation provides that Directors are to be elected for terms of three years and until their successors are elected and qualified.

  Four Directors will be elected at the Meeting to serve for a three-year period and until their respective successors have been elected and qualified. The Board has nominated to serve as Directors Dan F. Huebner, Thomas S. Johnson, Susan J. Kropf and Jules Zimmerman, all of whom are currently members of the Board. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies which have not been revoked will be voted for the election of such substitute as the Board may recommend. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

  A plurality of the votes cast by stockholders present at the Meeting, in person or by proxy, and entitled to vote is required for the election of Directors. Stockholders may not vote their shares of Common Stock cumulatively for the election of Directors.

  THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

-------------------------------------------------------------------------------

         Information with Respect to Nominees and Continuing Directors

-------------------------------------------------------------------------------

Nominees for Election as Directors for the Term Expiring in 2002

  Dan F. Huebner, 67, has been a Director of the Corporation since its formation in August 1993. A graduate of the University of Minnesota, Mr. Huebner also holds both a masters and professional degree in aeronautics from the California Institute of Technology. He is the retired Vice Chairman and a Director of Grumman Corporation. Mr. Huebner is presently a Trustee of the Atlantic Mutual Insurance Co. and the Vesterheim Norwegian American Museum, and a Director of the Centennial Insurance Co. and the Atlantic Specialty Insurance Co.

  Thomas S. Johnson, 58, has been Chairman and Chief Executive Officer of the Corporation since joining the Corporation in August 1993. He was also President of the Corporation from August 1993 to October 1997. Mr. Johnson has served as President of both Chemical Bank and Manufacturers Hanover Trust Company. He is a Director of RR Donnelley & Sons, Inc., a printing company, Online Resources & Communications Corporation and Alleghany Corporation, and a number of not-for-profit organizations, including The Institute of International Education, The Asia Society, The United States Japan Foundation, The Cancer Research Institute of America and WNET Channel 13, New York. He is Chairman of the Board of Trustees of Trinity College. A graduate of Trinity, he also has a masters degree in business administration from Harvard University.

  Susan J. Kropf, 50, has been a Director of the Corporation since July 1994. Ms. Kropf has served as Executive Vice President/President, North America of Avon Products, Inc. ("Avon") since March, 1997. She served as Senior Vice President/President New and Emerging Markets of Avon from July 1996 to February 1997. She served as Senior Vice President Global Product and Business Development/President-Eastern Europe of Avon from 1994 to July 1996. She served as Senior Vice President Global Product Management of Avon from 1993 to 1994, and Group Vice President, U.S. Product Marketing Group of Avon from 1992 to 1993. Ms. Kropf is a Director of Avon and Mead Corporation. A graduate of St. John's University, Ms. Kropf received a masters degree in business administration from New York University.

  Jules Zimmerman, 64, has been a Director of the Corporation since its formation in August 1993. A graduate of Hofstra University, Mr. Zimmerman is the retired President and Chief Executive Officer of Hickok

Associates, Incorporated, a consulting firm. He was a senior officer with Avon Products, Inc. from 1976 to 1985 and Chief Financial Officer from 1985 to 1988. Mr. Zimmerman was the New York Chapter President of The National Association of Corporate Directors and is a member of The American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants. He is a member of the Board of Directors of Vidikron Technologies Group, Inc., an electronics marketing company, and the Associated Blind.

Directors Whose Term Expires in 2000

  William M. Jackson, 50, has been a Director of the Corporation since its formation in August 1993. A graduate of Harvard College, Mr. Jackson received a law degree from George Washington University Law School. Mr. Jackson is a partner with Satterlee, Stephens, Burke & Burke, L.L.P., a law firm in New York City. Mr. Jackson is a member of the Board of Trustees and serves on the Executive Committee of the Rippowam Cisqua School, in Bedford, New York.

  Charles B. McQuade, 57, has been a Director of the Corporation since its formation in August 1993. A graduate of Fordham College, Mr. McQuade also obtained a masters degree in business administration at the Bernard M. Baruch Graduate Business School. Mr. McQuade is the President and Chief Executive Officer of the Securities Industry Automation Corporation. Mr. McQuade is a Director with the Brooklyn Bureau of Community Service and serves on the Advisory Boards of the Center for Advanced Technology in Telecommunications (Polytechnic Institute) and The Stanton Heiskell Center for Public Policy in Telecommunications and Information Systems (City University of New York).

  Alvin N. Puryear, 61, has been a Director of the Corporation since its formation in August 1993. A graduate of Yale University, he received masters and doctorate degrees from Columbia University's Graduate School of Business Administration. Dr. Puryear is a Professor of Management at Bernard M. Baruch College of the City University of New York. He is a Director of the Bank of Tokyo-Mitsubishi Trust Company, American Capital Strategies, Ltd., a buyout and specialty finance company, the Presbyterian Church (U.S.A.) Investment and Loan Corporation, and The Interracial Council for Business Opportunity. Dr. Puryear is also a Trustee of the Pittsburgh Theological Seminary.

  Robert P. Quinn, 62, has been a Director of the Corporation since its formation in August 1993. A graduate of the University of Notre Dame, Mr. Quinn was a General Partner and Managing Director of the investment banking firm of Salomon Brothers Inc, where he continues as an Honorary Director. Mr. Quinn is also a Trustee of G.E. Funds, a registered investment management company. Mr. Quinn is the former Chairman and present member of the Board of Directors of St. Francis-Mercy Corporation, Roslyn, New York.

Directors Whose Term Expires in 2001

  Bharat B. Bhatt, 55, has been a Director of the Corporation since October 1997. Mr. Bhatt joined the Corporation in June 1995 as Vice Chairman and was appointed as the Corporation's President and Chief Operating Officer in October 1997. A graduate of the University of Bombay, Mr. Bhatt also attended the Management Program at the Harvard Business School. Mr. Bhatt served as the Chief Financial Officer of Shawmut National Corporation from 1992 to 1994, as a Senior Vice President at Mellon Bank from 1989 to 1992 and held various positions at Chemical Bank from 1971-1989. Mr. Bhatt is a member of The Institute of Chartered Accountants.

  Robert M. McLane, 69, has been a Director of the Corporation since its formation in August 1993. A graduate of Yale University, Mr. McLane is a retired Senior Vice President of Marsh & McLennan, Inc., an insurance brokerage corporation. He is presently a Director of several private corporations and is a Trustee of Greenwood Cemetery, Brooklyn, New York.

  Edward C. Schmults, 68, has been a Director of the Corporation since July 1994. Mr. Schmults served as Senior Vice President and General Counsel of GTE Corporation from February 1984 to June 1994. A graduate of Yale University, Mr. Schmults received a law degree from Harvard Law School. Mr. Schmults held various positions in government, including service as Deputy Attorney General of the United States and Under Secretary of the United States Treasury Department. Mr. Schmults was a partner with White & Case, a law firm in New York City. Mr. Schmults is a Director of The Germany Fund, The Central European Equity Fund, Deutsche Portfolio and Deutsche Funds, Inc., and Chairman of the Board of Trustees of The Edna McConnell Clark Foundation.

  Wilfred O. Uhl, 71, has been a Director of the Corporation since its formation in August 1993. A graduate of The Cooper Union School of Engineering, Mr. Uhl is the retired President of The Long Island Lighting Company, and a member of The New York Society of Professional Engineers and The Institute of Electrical and Electronic Engineers. Mr. Uhl is also Treasurer of The Interdenominational Housing Project in Great Neck, New York, and a Director of Wartburg Lutheran Services, Brooklyn, New York, a provider of services to the elderly.

  Robert F. Vizza, 65, has been a Director of the Corporation since its formation in August 1993. He is the retired President and Chief Executive Officer of St. Francis Hospital, Roslyn, New York, and held the position of Dean of the School of Business of Manhattan College, in New York, for 18 years, prior to joining St. Francis Hospital. He is presently President and Chief Executive Officer of the Lustgarten Foundation for Cancer Research. Having earned a doctorate degree from the New York University Graduate School of Business Administration, Dr. Vizza also received an Honorary Doctorate of Laws degree from LaSalle College in Philadelphia, and is a Fellow of the International Academy of Management. He is a Director of the Phoenix Home Life Mutual Insurance Company, and chairs its Audit Committee, and is on the Planning Board of the Village of Old Brookville.

Director to be Appointed Upon Consummation of the Headlands Mortgage Company Acquisition

  On December 8, 1998, the Corporation entered into a definitive agreement to acquire Headlands Mortgage Company ("Headlands"), a specialty mortgage banking company, headquartered in Larkspur, California. It is anticipated that the acquisition will be consummated on March 31, 1999. Once the acquisition is consummated, Mr. Peter T. Paul, Chairman, Chief Executive Officer and President of Headlands, will be appointed as a member of the Board and will be in the class of Directors whose term expires in 2000. In addition, Mr. Paul will become a member of the Corporation's management as a Vice Chairman. Mr. Paul, age 55, is the founder and major shareholder of Headlands and has been since it began operations in 1986. Having earned degrees in business administration from the University of New Hampshire and Boston University, Mr. Paul has over 25 years experience in the mortgage banking industry. Mr. Paul is a Director of the California Mortgage Bankers Association.

-------------------------------------------------------------------------------

             Securities Owned by Directors and Executive Officers

-------------------------------------------------------------------------------

  The following table sets forth, as of March 10, 1999, certain information as to the Common Stock beneficially owned by each Director, by each executive officer named in the Summary Compensation Table and by all Directors and executive officers of the Corporation as a group. No Director or executive officer beneficially owns directly or indirectly more than 1% of the outstanding Common Stock, other than Mr. Johnson. All Directors and executive officers of the Corporation as a group beneficially own 3.56% of the outstanding Common Stock.

                                                         Shares of Common Stock
      Name or                                            Beneficially Owned as
      Identity                                                of March 10,
      of Group                                               1999(1)(2)(3)
      --------                                           ----------------------
      Bharat B. Bhatt...................................         315,285
      Dan F. Huebner....................................          69,610
      S.A. Ibrahim......................................          61,247
      William M. Jackson................................          53,400
      Thomas S. Johnson.................................       1,329,262
      Susan J. Kropf....................................          28,000
      Robert M. McLane..................................          75,182
      Charles B. McQuade................................          74,000
      Alvin N. Puryear..................................          66,570
      Robert P. Quinn...................................          83,378
      Charles P. Richardson.............................         356,244
      Edward C. Schmults................................          37,000
      Ramesh N. Shah....................................         118,951
      Wilfred O. Uhl....................................          54,182
      Robert F. Vizza...................................          61,206
      Jules Zimmerman...................................          40,206
      All Directors and Executive Officers as a Group
       (23 Persons).....................................       3,384,766

--------
(1) For the definition of beneficial ownership, see footnote (1) to the table in "Voting Securities and Principal Holders Thereof."
(2) Includes certain shares of Common Stock owned by spouses, or as a custodian or trustee or by spouses as a custodian or trustee, over which shares of Common Stock such Director or executive officer effectively exercises sole or shared voting and/or investment power, unless otherwise indicated.
(3) Includes certain shares of Common Stock allocated to executive officers under the ESOP, over which shares of Common Stock such officers effectively exercise sole or shared voting power.

Stock Ownership Guidelines

  The Board of Directors has adopted stock ownership guidelines for Directors and executive officers in order to encourage substantial equity ownership in the Corporation by those individuals who are in the best position to work to maximize stockholder value. Pursuant to these guidelines, each Director is expected to own Common Stock equal in value to 5 times the annual retainer. In addition, the Chairman of the Board and Chief Executive Officer is expected to own Common Stock equal in value to 5 times salary, the President and Chief Operating Officer is expected to own Common Stock equal in value to 3 times salary, and certain other officers are expected to own Common Stock equal in value to a multiple of salary depending on their positions. In all cases, eligible shares for purposes of the guidelines exclude stock options, but include shares obtained through the Corporation's employee benefit plans. The guidelines also provide an appropriate transition period for the shares to be obtained.

-------------------------------------------------------------------------------

                     Meetings and Committees of the Board

-------------------------------------------------------------------------------

  The Board conducts business through meetings of the Board and of its committees. During the fiscal year ended December 31, 1998, the Board held fourteen meetings. No Director attended fewer than 75% in the aggregate of the total number of meetings of the Board or committees on which such Director served during this period.

  The Audit Committee of the Board (the "Audit Committee") meets with both independent and internal auditors of the Corporation to review the plans and reports of such auditors and to recommend the appointment of independent auditors. The Audit Committee currently consists of Mr. Zimmerman, as Chair, Messrs. McLane, McQuade and Uhl, and Dr. Puryear. During the fiscal year ended December 31, 1998, the Audit Committee held five meetings.

  The Nominating Committee of the Board (the "Nominating Committee") recommends to the Board nominees for election to the Board. The Nominating Committee currently consists of Mr. Jackson, as Chair, Ms. Kropf and Mr. Uhl. During the fiscal year ended December 31, 1998, the Nominating Committee did not meet.

  The Compensation Committee of the Board (the "Compensation Committee") reviews the performance and compensation of the officers of the Corporation, as well as the human resources policies of the Corporation, and makes recommendations to the Board with respect thereto. The Compensation Committee currently consists of Mr. Schmults, as Chair, Ms. Kropf and Messrs. Huebner, Jackson and Quinn. During the fiscal year ended December 31, 1998, the Compensation Committee held five meetings.

-------------------------------------------------------------------------------

                            Directors' Compensation

-------------------------------------------------------------------------------

Directors' Fee Arrangements

  Employees of the Corporation or any subsidiary of the Corporation who are Directors receive no compensation for their service on the Board or the Board of Directors of GreenPoint Bank (the "Bank Board"). Directors who are not officers or employees of the Corporation or any subsidiary of the Corporation ("Non-Employee Directors") receive an annual retainer of $30,000 payable in shares of Common Stock and fees of $1,000 per Board meeting and $800 per committee meeting. The Board and the Bank Board are identically constituted, and Non-Employee Director fees cover service on both the Board and the Bank Board. Non-Employee Directors are offered the option of participation in the medical insurance plan of GreenPoint Bank (the "Bank") which is available to the Bank's eligible employees. The Bank has also implemented a retirement plan for Non-Employee Directors. The maximum annuity benefit under this retirement plan is equal to the annual retainer fee paid to Non-Employee Directors. Only Non-Employee Directors who have accumulated ten or more years of service as a Director of the Bank and who retire from the Bank Board at age sixty-five or older or whose service as a Non-Employee Director is terminated because of disability, are eligible to receive the maximum annuity benefit.

Non-Employee Directors Stock Option Plan

  Under the GreenPoint Financial Corp. Non-Employee Directors Stock Option Plan (the "Directors Stock Option Plan"), Non-Employee Directors are eligible to receive stock options. The Directors Stock Option Plan is administered by the Compensation Committee. However, grants of stock options to participants, and the amount, nature and timing of such grants, are automatically determined and are not subject to the determination of the Compensation Committee.

  The total number of shares of Common Stock for which options may be granted may not exceed 1,450,000 shares while the plan is in effect, subject to certain adjustments. Non-Employee Directors receive a non-qualified stock option to purchase 10,000 shares of Common Stock at a price equal to the fair market value at the time of the grant upon becoming a Director. In addition, during the term of the Directors Stock Option Plan, on the day following the Corporation's Annual Meeting each year, each Non-Employee Director receives a non-qualified stock option to purchase 4,000 shares of Common Stock at a price equal to the fair market value at the time of the grant, provided such individual continues to be a Non-Employee Director.

  The term of each stock option is ten years from the date of grant. The Directors Stock Option Plan will terminate on December 31, 2004.

-------------------------------------------------------------------------------

            Compensation Committee Report on Executive Compensation

-------------------------------------------------------------------------------

  The Compensation Committee (the "Committee") has responsibility for review and oversight of the Corporation's compensation programs, and for administering executive salary and incentive compensation plans. The following report discusses executive compensation objectives and policies and their relationship to corporate performance. Also, the report specifically discusses the Committee's bases for compensation of the Chief Executive Officer in 1998.

Executive Compensation Objectives and Policies

  The Corporation's executive compensation program is designed to be closely linked to corporate performance and returns to stockholders. The Corporation has developed an overall compensation strategy and specific compensation plans that tie a significant portion of executive compensation to the Corporation's success in meeting specified performance goals. The overall objectives of this strategy are to attract and retain the best possible executive talent, to motivate these executives to achieve the goals contained in the Corporation's business strategy, to link executive and stockholder interests through equity-based plans, and to provide a compensation package that recognizes and rewards individual contributions, as well as overall business results. The Committee is of the view that compensation should be designed to stimulate performance improvement and profitable growth and should reward exceptional performance with remuneration that is commensurate with such performance. To this end, total compensation for executive officers is designed to be, over time, approximately at the 75th percentile of the Corporation's peer group, as defined below, with the majority of compensation being at risk to performance.

  Each year the Committee conducts a full review of the Corporation's executive compensation. This review includes a comprehensive assessment of the effectiveness of the Corporation's compensation program in stimulating growth and maximizing total return to stockholders through performance-based incentives. This review also includes a comparative analysis, produced by independent compensation and benefits consultants, of the Corporation's executive compensation, corporate performance and total return to stockholders compared to a peer group representing the Corporation's most direct competitors for executive talent. The strongest competitors for executive talent for most positions are believed to be the largest thrift institutions, specialty finance companies and mortgage banks throughout the country, as well as medium size commercial banks.

  The Committee determines the compensation of all of the executive officers of the Corporation, including the named executive officers whose compensation is detailed in this Proxy Statement. In reviewing the individual performance of the executives whose compensation is detailed in this Proxy Statement (other than Mr. Johnson), the Committee gives weight to the recommendations of Mr. Johnson.

  The key elements of the Corporation's executive compensation program consist of base salary, annual and long-term performance-based cash incentives, and stock-based incentives such as stock options and restricted stock. In addition, while these elements of compensation are considered separately, the Committee's policies take into account the total compensation package of each executive officer, including pension benefits, supplemental retirement benefits, insurance and other benefits.

Compensation of Chief Executive Officer

  In evaluating Mr. Johnson's performance for 1998, the Committee is of the opinion that Mr. Johnson's work throughout 1998 was critical to the achievement of a very successful year for the Corporation, including record financial performance and the successful implementation of major components of the Corporation's long-term strategic plan. Specifically, although the Corporation encountered a much more competitive mortgage origination market during 1998, net income was a record $149,534,000 or $1.92 per share. Excluding non-recurring items, net income was also a record $154,702,000 or $1.99 per share. The Committee is of the opinion that this performance is largely attributable to significant improvement during 1998 in the most important aspects of the Company's business, including an uncompromising commitment to credit quality and risk management, increased focus on non-interest income from the Corporation's consumer banking operations, and tight control of operating expenses in the face of substantial growth. In addition, the Committee believes that the acquisition of the manufactured home loan business of BankAmerica Corporation that was initiated and consummated in 1998 and entering into a definitive agreement during 1998 to acquire Headlands Mortgage Company, were critical components in implementing the Corporation's long-term strategic plan.

  The Corporation's employment arrangement with Mr. Johnson provides him with a competitive package at approximately the 75th percentile of the Corporation's peer group. This package is described in detail in the "Executive Compensation" section of this Proxy Statement. The Committee designed this package after consulting with and receiving the advice of its independent compensation and benefits consultants. Consistent with the Corporation's overall compensation policy, the Corporation's employment arrangement with Mr. Johnson is largely performance-based. Specifically, the arrangement is based on performance-based plans that link compensation to several measures of financial performance selected by the Committee. Consequently, a substantial percentage of Mr. Johnson's compensation is at risk and is directly linked to performance measures, which may include return on equity, return on assets, net income, cash earnings, earnings per share, total return to stockholders, and earnings growth. The arrangement also provides that Mr. Johnson is to receive stock incentives intended to tie Mr. Johnson's compensation directly to future stockholder value. See footnote (3) to the "Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values" table of this Proxy Statement for a description of the amount and terms of stock options provided to Mr. Johnson.

  For 1998, Mr. Johnson received $650,000 in base salary and an annual performance award of $800,000. The Committee determined the amount of the performance award based on measures of financial performance of the Corporation, including net income and cash earnings. In addition, the Committee considered the fact that this record financial performance was achieved without compromise on credit quality, risk management or expense control. In this regard, the Committee noted particularly that non-performing loan levels declined throughout 1998 and ended the year at the lowest level seen in the 1990's. Also, in order to acknowledge the role of Mr. Johnson in personally pursuing and ultimately achieving the BankAmerica Housing Services acquisition and the agreement to acquire Headlands Mortgage Company, two key acquisitions critical to the Corporation's strategic plan, the Committee awarded Mr. Johnson a non tax deductible special recognition bonus in the amount of $1 million. In addition, Mr. Johnson received a payout of $1,795,000 pursuant to the Corporation's 1994 Long-Term Incentive Plan, based on the Corporation's achievement during 1998 and for the period 1995 through 1998 of specific levels of long-term performance criteria previously established by the Committee for such periods.

Deductibility of Executive Officer Compensation

  The Committee's policy with respect to the tax deductibility of executive compensation above $1 million is to structure benefit plans in a manner that permits the deductibility of such compensation under Section 162(m) of the Code when the Corporation can do so without materially compromising the objectives of its overall compensation program.

                          THE COMPENSATION COMMITTEE

                           Edward C. Schmults, Chair

            Susan J. Kropf                       William M. Jackson
            Dan F. Huebner                          Robert P. Quinn

-------------------------------------------------------------------------------

                            Executive Compensation

-------------------------------------------------------------------------------

Summary Compensation Table

  The following table sets forth the compensation paid by the Corporation during each of the years ended December 31, 1998, 1997 and 1996, respectively, to the Corporation's Chief Executive Officer and its four next highest paid executive officers.

                                                                      Long-Term Compensation
                                                                 ---------------------------------
                                Annual Compensation(1)                   Awards           Payouts
                          -------------------------------------- ----------------------- ---------
                                                                             Securities
                                                    Other Annual Restricted  Underlying    LTIP     All Other
   Name and Principal          Salary    Bonus      Compensation   Stock    Options/SARs  Payouts  Compensation
       Position(s)        Year   ($)      ($)          ($)(2)    ($)(3)(4)      (#)       ($)(5)      ($)(6)
   ------------------     ---- ------- ---------    ------------ ---------- ------------ --------- ------------
Thomas S. Johnson........ 1998 650,000 1,800,000(7)    53,500          --     230,000    1,795,000    77,100
 Chairman and             1997 650,000   850,000       53,500          --     230,000      625,000    79,309
 Chief Executive Officer  1996 575,000   600,000       53,500    3,693,750        --     1,250,000    68,162
Bharat B. Bhatt.......... 1998 450,000   925,000(7)       --           --     160,000          --     77,100
 President and            1997 450,000   460,000          --       832,500    160,000          --     77,041
 Chief Operating Officer  1996 325,000   300,000          --           --         --           --     65,511
S.A. Ibrahim............. 1998 266,154   250,000          --           --      50,000          --     56,500
 Executive Vice President 1997 195,000   200,000          --           --     130,000          --        818
                          1996     --        --           --           --         --           --        --
Charles P. Richardson.... 1998 260,000   215,000          --           --      50,000      215,400    73,507
 Executive Vice President 1997 260,000   200,000          --           --      50,000       75,000    75,697
                          1996 250,000   125,000          --     1,846,875        --       150,000    64,454
Ramesh N. Shah........... 1998 256,538   200,000          --           --      60,000          --     58,821
 Executive Vice President 1997 229,904   180,000          --           --      50,000          --     44,540
                          1996 129,808    64,000          --           --     110,000          --      2,482

--------
(1) Annual compensation includes deferred compensation. Bonus amounts include all bonus payments earned for the years ended December 31, 1998, 1997 and 1996, including amounts paid in 1999, 1998 and 1997, respectively.
(2) For each of the years ended December 31, 1998, 1997 and 1996, respectively, there were not (i) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year for anyone other than Mr. Johnson; (ii) payments of above-market preferential earnings on deferred compensation; (iii) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (iv) tax payment reimbursements; or (v) preferential discounts on stock. Mr. Johnson's perquisites in each of 1998, 1997 and 1996 consisted of a $50,000 housing allowance and $3,500 for personal use of an automobile owned by the Corporation.
(3) On January 28, 1996, Mr. Johnson was granted 300,000 shares of restricted Common Stock ("Restricted Stock") and Mr. Richardson was granted 150,000 shares of Restricted Stock. These grants vest at a rate of 20% per year beginning one year from the date of grant. On January 29, 1997, Mr. Bhatt was granted 30,000 shares of Restricted Stock, which vests at a rate of 25% per year beginning one year from the date of grant. The rate at which the Restricted Stock vests is subject to acceleration upon the occurrence of certain specified events. At December 31, 1998, Mr. Johnson held 180,000 shares of Restricted Stock having a value of $6,322,500, Mr. Bhatt held 22,500 shares of Restricted Stock having a value of $790,313 and Mr. Richardson held 90,000 shares of Restricted Stock having a value of $3,161,250.
(4) Whenever Restricted Stock is paid to a named executive officer, the executive officer is entitled to receive, with respect to each share of Restricted Stock paid, an amount attributable to any cash dividends and a number of shares of Common Stock equal to any stock dividends declared and paid with respect to a share of Common Stock (including an appropriate amount of net earnings, if any) between the date the relevant Restricted Stock award was granted and the date the Restricted Stock is paid, unless any such dividend is paid to a named executive officer on a current basis.
(5) LTIP payouts include payouts earned for the one-year and four-year periods ended December 31, 1998, the one-year period ended December 31, 1997 and the two-year period ended December 31, 1996, and paid in 1999, 1998 and 1997, respectively.
(6) Includes (i) $66,000, $68,209 and $59,612, which is the value of shares of Common Stock allocated under the ESOP based on 1998, 1997 and 1996 compensation, respectively, for Mr. Johnson, $66,000, $68,209 and $59,565, which is the value of shares of Common Stock allocated under the ESOP based on 1998, 1997 and 1996 compensation, respectively, for Mr. Bhatt, $50,018, which is the value of shares of Common Stock allocated under the ESOP based on 1998 compensation for Mr. Ibrahim, $66,000, $68,209 and $59,612, which is the value of shares of Common Stock allocated under the ESOP based on 1998, 1997 and 1996 compensation, respectively, for Mr. Richardson, and $50,018 and $38,313, which is the value of shares of Common Stock allocated under the ESOP based on 1998 and 1997 compensation, respectively, for Mr. Shah; (ii) the Bank's contributions to its 401(k) Savings Plan of $4,800, $4,800 and $2,250 for each of Messrs. Johnson and Bhatt for 1998, 1997 and 1996, respectively, of $4,800 for Mr. Ibrahim for 1998, and of $4,800, $4,800 and $2,250 for each of Messrs. Richardson and Shah for 1998, 1997 and 1996, respectively; and (iii) the value of the life insurance premiums paid by the Corporation of $6,300, $6,300 and $6,300 for Mr. Johnson for 1998, 1997 and 1996, respectively, $6,300, $4,032 and $3,696 for
  Mr. Bhatt for 1998, 1997 and 1996, respectively, $1,682 and $818 for Mr. Ibrahim for 1998 and 1997, respectively, $2,707, $2,688 and $2,592 for Mr. Richardson for 1998, 1997 and 1996, respectively, and $4,003, $1,427 and $232 for Mr. Shah for 1998, 1997 and 1996, respectively.
(7) Includes a special recognition bonus of $1 million for Mr. Johnson and $500,000 for Mr. Bhatt awarded to acknowledge the critical role each of them played in both the BankAmerica Housing Services and Headlands Mortgage Company acquisitions, two critical components in the Corporation's strategic plan.

Fiscal 1998 Stock Option Grants

  The following table contains information concerning the grant of options to purchase Common Stock to the named executive officers during the year ended December 31, 1998. The table also sets forth the hypothetical gains that would exist for the options at the end of their ten-year terms, assuming compound rates of stock appreciation of 5% and 10%. The actual future value of the options will depend on the market value of the Common Stock. The Corporation has not granted any freestanding stock appreciation rights ("SARs") to the named executive officers.

                                   Individual Grants(1)
                         -----------------------------------------
                                                                   Potential Realizable
                                                                     Value at Assumed
                                      % of                                Annual
                                      Total                        Rates of Stock Price
                         Number of   Options                         Appreciation for
                           Shares    Granted                              Option
                         Underlying    to                                Term(3)
                           Option   Employees Exercise  Expiration --------------------
          Name             Grants    in 1998  Price(2)     Date       5%        10%
          ----           ---------- --------- --------- ---------- --------- ----------
Thomas S. Johnson.......  230,000     14.64%  $33.65625  01/13/08  4,868,234 12,337,061
Bharat B. Bhatt.........  160,000     10.18%  $33.65625  01/13/08  3,386,598  8,582,303
S.A. Ibrahim............   50,000      3.18%  $33.65625  01/13/08  1,058,312  2,681,970
Charles P. Richardson...   50,000      3.18%  $33.65625  01/13/08  1,058,312  2,681,970
Ramesh N. Shah..........   60,000      3.81%  $33.65625  01/13/08  1,269,974  3,218,364

--------
(1) The options shown were granted on January 13, 1998 and are exercisable at a rate of 33 1/3% per year beginning one year from the date of grant.
(2) The exercise price per share for each option is equal to the fair market value of the Common Stock on the date of grant.
(3) The potential realizable value is calculated in accordance with the disclosure rules promulgated by the Securities and Exchange Commission (the "Commission"). The hypothetical gains shown are based on compound annual rates of stock price appreciation of 5% and 10% from the date of grant to the expiration date. The assumed rates of growth are prescribed by the Commission and are for illustrative purposes only. They are not intended to predict future Common Stock prices. Actual realized value, if any, will depend on the market value of the Common Stock at the time of exercise, and no gain to the optionee is possible without an increase in the Common Stock price.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

  The following table sets forth information on the aggregate number of unexercised options to purchase Common Stock granted in all years to the named executive officers and held by them as of December 31, 1998 and the value of unexercised in-the-money options (i.e., options that had a positive spread between the exercise price and the fair market value of Common Stock) as of December 31, 1998. None of the named executive officers exercised options during the fiscal year ended December 31, 1998 other than Messrs. Richardson and Shah. The Corporation has not granted any free-standing SARs to the named executive officers.

                                                   Number of Securities
                                                        Underlying           Value of Unexercised
                          Number of                 Unexercised Options      In -the-Money Options
                           Shares                       at 12/31/98(3)         at 12/31/98(2)(3)
                         Acquired on    Value    ------------------------- -------------------------
          Name            Exercise   Realized(1) Exercisable Unexercisable Exercisable Unexercisable
          ----           ----------- ----------- ----------- ------------- ----------- -------------
Thomas S. Johnson.......         0            0    586,666      553,334    $12,901,036  $5,580,514
Bharat B. Bhatt.........         0            0    165,833      304,167    $ 3,054,630  $1,908,761
S.A. Ibrahim............         0            0     20,000      160,000    $   187,500  $1,104,685
Charles P. Richardson...   145,100   $3,443,184     16,666      133,334    $   122,911  $1,528,648
Ramesh N. Shah..........     6,666   $  134,987     65,000      148,334    $ 1,095,632  $1,440,835

--------
(1) The value realized as shown represents the difference between the fair market value of the Common Stock on the date of exercise and the exercise price of the option.
(2) The value of unexercised in-the-money options as shown represents the difference between the fair market value of the Common Stock on December 31, 1998 and the exercise price of the options.
(3) On January 28, 1995, Messrs. Johnson and Richardson were each granted an option to purchase 680,000 and 200,000 shares of Common Stock, respectively. On June 19, 1995, Mr. Bhatt was granted an option to purchase 150,000 shares of Common Stock. On June 3, 1996, Mr. Shah was granted an option to purchase 110,000 shares of Common Stock. On January 29, 1997, Messrs. Johnson, Bhatt, Richardson and Shah were each granted an option to purchase 230,000, 160,000, 50,000 and 50,000 shares of Common Stock, respectively. On March 31, 1997, Mr. Ibrahim was granted an option to purchase 130,000 shares of Common Stock. On January 13, 1998, Messrs. Johnson, Bhatt, Ibrahim, Richardson and Shah were each granted an option to purchase 230,000, 160,000, 50,000, 50,000 and 60,000 shares of Common
    Stock, respectively. On January 21, 1999, Messrs. Johnson, Bhatt, Ibrahim, Richardson and Shah were each granted on option to purchase 310,000, 155,000, 65,000, 60,000 and 60,000 shares of Common Stock, respectively. Pursuant to the GreenPoint Financial Corp. Amended and Restated 1994 Stock Incentive Plan (the "1994 Stock Incentive Plan"), the options were granted at fair market value and expire after ten years. The options granted during 1995 and 1996 vest over four years and the options granted during 1997, 1998 and 1999 vest over three years. The period over which the options vest is subject to acceleration upon the occurrence of certain specified events. The options granted during 1999 are not reflected in this table.

Fiscal Year-End Long-Term Incentive Plan Awards

  The following table sets forth target and maximum payout opportunities under the GreenPoint Financial Corp. 1994 Long-Term Incentive Plan (the "Long-Term Incentive Plan") for the four-year performance period ended December 31, 1998.

                         Performance or                    Estimated Future Payouts Under
                            Number of      Other Period   Non-Stock Price-Based Plans(1)(2)
                          Shares, Units  Until Maturation ---------------------------------
Name                     or Other Rights    or Payout     Threshold($) Target($) Maximum($)
----                     --------------- ---------------- ------------ --------- ----------
Thomas S. Johnson.......       --           1995-1998         --       2,500,000 3,750,000
Charles P. Richardson...       --           1995-1998         --         300,000   450,000

--------
(1) Under the Long-Term Incentive Plan, payments are to be made in cash, based on the Corporation's return on equity or total stockholder return performance over a period of four years relative to the performance of a selected comparable group of companies. For each of the 1995-1997 performance periods, no awards would be paid unless target performance was achieved by the Corporation, although target awards not earned in one performance period are carried over to the next performance period and could be earned if target performance is achieved in that or a subsequent performance period. An award for above target performance can only be paid in connection with the 1998 performance period. Messrs. Bhatt, Ibrahim and Shah are not participants in the Long-Term Incentive Plan.
(2) Payouts for the one-year and four-year performance periods ended December 31, 1998, the one-year performance period ended December 31, 1997 and the two-year performance period ended December 31, 1996 are reflected in the Summary Compensation Table.

Stock Performance Graph

  The following graph shows a comparison of cumulative total stockholder return on the Common Stock from January 28, 1994 to December 31, 1998, with the cumulative total returns of both a broad-market index and a peer group index. The broad-market index chosen was the S&P 500 Total Return Index produced by SNL Securities ("SNL"), and the peer group index chosen was all publicly-traded thrift institutions with total assets in excess of $5 billion also produced by SNL. The Common Stock began trading on January 28, 1994. The graph depicts a limited period of time. As a result, the graph may not be indicative of possible future performance of the Common Stock.




                                              Period Ending
Index                      1/28/94 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98
                           ----------------------------------------------------
GreenPoint Financial
 Corp. ...................  100.00   111.63   149.65   272.27   422.59   415.90
S&P 500...................  100.00    98.60   135.66   166.67   222.29   285.81
SNL $5B+ Thrifts..........  100.00    91.31   150.34   201.85   341.98   300.13

Employment Agreements

  The Corporation has an employment agreement with Mr. Johnson as Chairman and Chief Executive Officer of the Corporation (the "Employment Agreement"). The Employment Agreement provides for a base salary of not less than $500,000 per year and an annual performance award of between 0% and 180% of base salary with a target award of 90%, with a greater or lesser award percentage being paid based on performance. He was also entitled to participate in the Long-Term Incentive Plan with a target award for the four-year cycle 1995 through 1998 of $2.5 million, with greater or lesser awards being paid based on performance.

  Under the Employment Agreement, the Corporation will provide Mr. Johnson with a supplemental retirement benefit, after offset of all other retirement benefits received by him and social security, of 60% of his final average pay which is defined as the average of his highest three years of salary and annual performance awards. The Employment Agreement provides Mr. Johnson with termination benefits under defined circumstances of $2 million, plus any accrued but unpaid base salary and a pro rata annual performance award. The Employment Agreement also provides Mr. Johnson with certain disability and death benefits.

  Mr. Johnson is entitled to a change in control payment if, subsequent to a change in control (as defined in the Employment Agreement), his employment is terminated by the Corporation without cause, or if he terminates his employment for good reason. Any termination by Mr. Johnson during the thirty-day period immediately following the first anniversary of a change in control constitutes termination for good reason. The change in control payment consists of all accrued but unpaid base salary and a pro rata portion of Mr. Johnson's annual performance award for the year in which the termination occurs, plus an amount equal to three times the sum of Mr. Johnson's base salary and annual performance award, plus an additional amount determined pursuant to any retirement or supplemental retirement plan in which Mr. Johnson participates.

  The Employment Agreement also provides that if Mr. Johnson's employment is terminated for cause, he will not compete with the Corporation or the Bank for a period of one year thereafter. The Employment Agreement has a three-year term that is extended on a rolling basis.

  The Corporation also has an employment agreement with Mr. Bhatt as President and Chief Operating Officer (the "Agreement"). The Agreement provides for an annual base salary of not less than $325,000 and an annual performance award of between 0% and 160% of base salary with a target award of 80%, with a greater or lesser award percentage being paid based on performance. The Agreement has a three-year term that is extended on a rolling basis. Under the Agreement, the Corporation will provide Mr. Bhatt with a supplemental retirement benefit, after offset of all other retirement benefits received by him and social security, of 60% of his final average pay which is defined as the average of his highest three years of salary and annual performance awards.

  The Agreement provides Mr. Bhatt with termination benefits under defined circumstances. In addition, a termination payment is payable upon a termination by Mr. Bhatt of his employment for any reason during the thirty-day period immediately following a change of control (as defined in the Agreement). The termination payment under these circumstances consists of all accrued but unpaid base salary and a pro rata portion of Mr. Bhatt's annual performance award for the year in which the termination occurs, plus an amount equal to three times the sum of Mr. Bhatt's base salary and annual performance award, plus an additional amount determined pursuant to any retirement or supplemental retirement plan in which Mr. Bhatt participates. The Agreement also provides Mr. Bhatt with certain disability and death benefits.

  The Corporation also has entered into Change in Control Agreements with each of Messrs. Ibrahim, Richardson and Shah (the "Change in Control Agreements", collectively and the "Change in Control Agreement", individually). The Change in Control Agreements have a three-year term that is extended on an annual basis. The Change in Control Agreements provide each officer with a termination payment upon the occurrence of a change in control (as defined in the Change in Control Agreements) followed at any time during the term of the Change in Control Agreements by the involuntary termination or certain voluntary terminations of the officer's employment, other than for cause. Mr. Richardson's termination payment consists of all accrued but unpaid base salary and a pro rata portion of Mr. Richardson's annual performance award for the year in which the termination occurs, plus an amount equal to three times the sum of Mr. Richardson's base salary and annual performance award, plus an additional amount determined pursuant to any retirement or supplemental retirement plan in which Mr. Richardson participates. The termination payment to each of Messrs. Ibrahim and Shah consists of an amount equal to three times the sum of the officer's then base salary and annual bonus plus the amount of any contributions made to any employee benefit plan by the Corporation on behalf of the officer for three years after his termination of employment. In addition, under each of the Change in Control Agreements, each of the officers will be permitted to continue coverage under certain of the plans maintained by the Corporation.

  Under the Employment Agreement, the Agreement and the Change in Control Agreements, payments in the event of a change in control, including other payments that might be made as a result of the change in control, may constitute an excess parachute payment under Section 280G of the Code, resulting in the imposition of an excise tax (under Section 4999 of the Code) on the recipient and denial of the deduction for such excess amounts to the Corporation. The Employment Agreement, the Agreement and Mr. Richardson's Change in Control Agreement contain gross-up provisions with respect to any excise tax the executive may incur as a result of an excess parachute payment.

1994 Stock Incentive Plan

  The 1994 Stock Incentive Plan is intended to help the Corporation attract, retain and provide appropriate incentives for management personnel. Awards under the 1994 Stock Incentive Plan may be granted in any one or a combination of stock options, limited rights and Restricted Stock. The Compensation Committee administers the plan and authorizes the employees to whom awards are granted, the number of awards granted and the specific terms and conditions of each grant, subject to the provisions of the plan. Awards under the plan must have an exercise price of not less than fair market value at the date of grant. In each calendar year, no individual may be granted stock options on more than 800,000 shares of Common Stock. In Proposal 3 described in this Proxy Statement, the Corporation is proposing the approval of the GreenPoint Financial Corp. 1999 Stock Incentive Plan (the "1999 Stock Incentive Plan") under which, among other things, 4,700,000 shares of Common Stock would be available for grant, which includes 200,000 of the shares that remain available for grant under the 1994 Stock Incentive Plan.

  The 1994 Stock Incentive Plan will terminate on January 28, 2004. Awards granted and outstanding when the plan terminates are not affected or impaired by the termination.

1994 Annual Incentive Plan

  Under the GreenPoint Financial Corp. 1994 Annual Incentive Plan (the "1994 Annual Incentive Plan"), certain executive officers of the Corporation are eligible to receive additional annual cash compensation based on performance. The executive officers eligible to participate in this plan are the Chief Executive Officer and any other officer whose compensation is required to be disclosed in the annual proxy statement pursuant to rules promulgated under the Exchange Act. The plan is intended to provide participating executive officers with financial incentives to meet and exceed predetermined performance goals. Under the plan, performance criteria are selected by the Compensation Committee each year from one or more of the following: (i) return on equity, (ii) return on assets, (iii) earnings per share, (iv) net income and (v) achievement of predetermined strategic milestones. Target levels may be specified relative to budgeted or other internal goals, or relative to performance of one or more peer groups. In addition, goals may be stated as alternatives, or as combinations. The maximum amount payable annually to each of the eligible officers is $1,250,000. During 1998, Messrs. Johnson, Bhatt and Richardson participated in this plan. In Proposal 4 described in this Proxy Statement, the Corporation is proposing the approval of the GreenPoint Financial Corp. 1999 Annual Incentive Plan (the "1999 Annual Incentive Plan") which upon stockholder approval will replace the 1994 Annual Incentive Plan for annual incentive compensation paid for 1999 and subsequent years.

Other Benefit Plans

  Pension Plan. As of May 6, 1996, the benefit formula under the Corporation's defined benefit plan (the "Pension Plan") was changed to a cash balance formula. An account balance was established for each participant equal to the then present value of the participant's benefit earned to date. For service periods after May 5, 1996, this account balance is to be increased by interest at a specified rate and a contribution credit equal to a percentage of the participant's eligible base salary. Generally, the interest credit percentage will represent the average of the one-year U.S. Treasury bill rate during February, May, August and November of the previous year plus 1%. The contribution credit percentage ranges from 3% to 6% depending on the participant's years of service with the Corporation. Employees who were participants on May 6, 1996 who had at least ten years of service with the Corporation and who were at least age 50 or whose age plus years of service totaled at least 75 will receive the greater of their account balance or the benefit derived from the "grandfathered" formula. The grandfathered formula is equal to 2% of the participant's average annual compensation during the 60 consecutive calendar months within the participant's 120 consecutive calendar months of participation affording the highest such average, multiplied by the participant's years of credited service, limited to 60% of the final three years of average annual compensation.

  Employees are enrolled in the Pension Plan following the completion of one year of service. The normal retirement age is the later of age 65 and the fifth anniversary of the employee's date of hire, although earlier options are available. The Pension Plan has a five-year vesting provision, and participants who are vested may receive their account balance or annuity equivalent if they leave the employ of the Corporation before retirement. Annual pension benefits attributable to amounts in excess of the limits imposed under the Code are provided under the Corporation's Supplemental Executive Retirement Plan and not under the Pension Plan. As of December 31, 1998, the estimated annual Pension Plan benefit payable upon normal retirement age (assuming the individual continues to work to age 65 at the current rate of compensation and a 6% interest credit percentage) for Mr. Johnson, Mr. Bhatt, Mr. Ibrahim, Mr. Richardson and Mr. Shah was $12,200, $10,200, $22,700, $22,600 and $16,000, respectively.

  Incentive Compensation Plan. The Corporation maintains an incentive compensation plan for certain officers of the Corporation (the "Incentive Plan"). Generally, officers with the title of Vice President and above are eligible to participate in the Incentive Plan, including Messrs. Ibrahim and Shah. The Incentive Plan provides for cash payments to these officers based upon the Corporation's performance relative to predetermined financial goals, as well as the performance of the business unit or the staff unit to which each officer is assigned and the individual performance of each officer.

-------------------------------------------------------------------------------

                   Transactions with Certain Related Persons

-------------------------------------------------------------------------------

  The Corporation's policies require that all transactions between the Corporation and its executive officers, Directors, holders of 10% or more of its Common Stock and affiliates thereof, contain terms no less favorable to the Corporation than could have been obtained by it in arms-length negotiations with unaffiliated persons. In addition, with respect to loans, the Corporation's policies prohibit the granting of loans at an interest rate discount or with any other favorable features to officers at and above the Senior Vice President level and further require that loans to any such person must be approved by the Board. As of March 10, 1999, no such loans had been made.

-------------------------------------------------------------------------------

                         Beneficial Ownership Reports

-------------------------------------------------------------------------------

  Pursuant to regulations promulgated under the Exchange Act, the Corporation's officers and Directors and persons who own more than 10% of the Common Stock are required to file reports detailing their ownership and changes of ownership in the Common Stock and to furnish the Corporation with copies of all such ownership reports that are filed. Based solely on the Corporation's review of the copies of such ownership reports which it has received in the past fiscal year or the current fiscal year, or written representations from such persons that no annual report of change in beneficial ownership was required, the Corporation believes that all persons subject to such reporting requirements have complied with such reporting requirements.

-------------------------------------------------------------------------------

              PROPOSAL 2--RATIFICATION OF APPOINTMENT OF AUDITORS

-------------------------------------------------------------------------------

  The Board has appointed PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to perform the audit of the Corporation's financial statements for the year ending December 31, 1999, subject to ratification by the Corporation's stockholders at the Meeting. PricewaterhouseCoopers served as the independent auditors of the Corporation for the year ended December 31, 1998. Representatives from PricewaterhouseCoopers will be present at the Meeting and will be given the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders.

  The affirmative vote of the holders of a majority of the Common Stock present at the Meeting, in person or by proxy, and entitled to vote is required to ratify the appointment of PricewaterhouseCoopers as the Corporation's independent auditors for the year ending December 31, 1999.

  THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS AS THE CORPORATION'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1999.

-------------------------------------------------------------------------------

  PROPOSAL 3--APPROVAL OF THE GREENPOINT FINANCIAL CORP. 1999 STOCK INCENTIVE
                                     PLAN

-------------------------------------------------------------------------------

Introduction

  In February 1999, the Board adopted the 1999 Stock Incentive Plan, subject to approval by the Corporation's stockholders. The 1999 Stock Incentive Plan will become effective immediately upon approval by the Corporation's stockholders and will terminate ten years after its effective date. Similar to the 1994 Stock Incentive Plan, the purpose of the 1999 Stock Incentive Plan is to give the Corporation a competitive advantage in attracting, retaining and motivating officers, employees and/or consultants and to continue to provide the Corporation with the ability to provide incentives more directly linked to the profitability of the Corporation's businesses and increases in stockholder value.

Description

  Set forth below is a summary of certain important features of the 1999 Stock Incentive Plan, which summary is qualified in its entirety by reference to the actual plan attached as Appendix A to this Proxy Statement:

  Administration. The 1999 Stock Incentive Plan will be administered by the Compensation Committee or such other committee of the Board as the Board may from time to time designate (the "Committee"). Among other things, the Committee will have the authority to select officers, employees and/or consultants to whom awards may be granted, to determine the type of award as well as the number of shares of Common Stock to be covered by each award, and to determine the terms and conditions of any such awards.

  Eligibility. Officers, employees and consultants of the Corporation or any of its subsidiaries or affiliates (and prospective employees and consultants who have accepted offers of employment or consultancy from the Corporation or its subsidiaries or affiliates) who are or will be responsible for or contribute to the management, growth or profitability of the Corporation or its subsidiaries or affiliates are eligible to be granted awards under the 1999 Stock Incentive Plan. No grant will be made under the plan to a Director who is not an officer or a salaried employee of the Corporation or any of its subsidiaries or affiliates.

  Plan Features. The 1999 Stock Incentive Plan authorizes the issuance of up to 4,700,000 shares of Common Stock pursuant to the grant or exercise of stock options, including incentive stock options ("ISOs"), nonqualified stock options, stock appreciation rights ("SARs"), restricted stock, performance units and other Common Stock-based awards, which number of shares includes 200,000 of the shares of Common Stock remaining available for awards as of the date of adoption of the plan under the 1994 Stock Incentive Plan. The number of shares authorized for issuance under the plan takes into consideration the fact that upon the consummation of the acquisition of Headlands Mortgage Company (as described in the "Director to be Appointed Upon Consummation of the Headlands Mortgage Company Acquisition" section of this Proxy Statement) Common Stock awards also may be made under the plan to eligible Headlands employees. No single participant may be granted stock options and SARs pursuant to the 1999 Stock Incentive Plan covering in excess of 800,000 shares of Common Stock in any calendar year. Subject to the foregoing limits, the shares available under the 1999 Stock Incentive Plan can be divided among the various types of awards and participants as determined by the Committee. The shares subject to grant under the 1999 Stock Incentive Plan are to be made available from authorized but unissued shares or from treasury shares as determined from time to time by the Board. Awards may be granted for such terms as the Committee may determine, except that the term of a stock option may not exceed ten years from its date of grant. Awards outstanding on the termination date of the 1999 Stock Incentive Plan shall not be affected or impaired by such termination. Awards will not be transferable, except by will and the laws of descent and distribution and, in the case of nonqualified stock options, if permitted under the option agreement between a participant and the Corporation, pursuant to a transfer to such optionee's immediate family (as that term is defined under the plan). Under the plan and subject to the limitations thereunder, the Committee has broad authority to fix the terms and conditions of individual agreements with participants.

  As indicated above, several types of stock grants can be made under the 1999 Stock Incentive Plan. A summary of these grants is set forth below:

    Stock Options. The Committee is authorized to grant options to purchase the Common Stock at an exercise price which cannot be less than 100% of the fair market value of such stock on the date of grant. Subject to adjustments otherwise permitted under the plan, the Committee may not reduce the exercise price or cancel and regrant a stock option previously granted. The plan permits optionees, with the approval of the Committee, to pay the exercise price of options in cash, shares of Common Stock (valued at their fair market value on the date of exercise) or a combination thereof, or by "cashless exercise" through a broker or the Corporation. The term of options shall be as determined by the Committee, but not longer than 10 years from the date of grant. The Committee also has the discretion to cash out options when they are exercised. The Committee will determine when and subject to what conditions options will become exercisable, and the extent to which they will be exercisable after the option holder's employment terminates. Generally, options terminate upon the option holder's termination of employment for Cause (as defined in the 1999 Stock Incentive Plan) and will remain exercisable for not more than one year after the option holder's death, Disability or Retirement (as those terms are defined in the plan), and not more than three months after the option holder's employment terminates for any other reason. The principal difference between ISOs and nonqualified stock options is their tax treatment. See "Federal Income Tax Consequences" below.

    At the discretion of the Committee, an option may include a right to receive a replacement or "reload" option when a participant delivers shares of Common Stock to pay for the exercise price of an option. A reload option will be a nonqualified stock option for the number of shares of Common Stock equal to the number of shares that were delivered to satisfy the exercise price of the option that was exercised, will have an exercise price equal to the fair market value of a share of Common Stock on the date of grant of the reload option, will vest and become exercisable six months after the date of grant and will expire on the same day as the option that was exercised was otherwise due to expire.

    SARs. The Committee is authorized to grant SARs in conjunction with all or part of any stock option. A SAR entitles the optionee, in lieu of exercising the option, to receive the excess of the fair market value of a share of stock on the date of exercise over the option price multiplied by the number of shares as to which the optionee is exercising the SAR. Such amount will be paid to the holder in Common Stock (valued at its fair market value on the date of exercise), cash or a combination thereof, as the Committee may determine. Since a SAR is an alternative to an option, the option will be cancelled to the extent that the SAR is exercised and the SAR will be cancelled to the extent the option is exercised.

    Restricted Stock. The Committee is authorized to grant restricted stock to individuals with such restriction periods as the Committee may designate. The Committee may also provide at the time of grant that restricted stock cannot vest unless applicable performance goals are satisfied. These performance goals must be based on the attainment of one or any combination of the following: return on equity, return on assets, earnings per share, net income and/or achievement of predetermined strategic milestones. The performance goals may be stated in the alternative or in combination. The performance goals based on the foregoing factors are referred to as "Performance Goals". No shares of restricted stock will vest prior to three years (one year in the case of restricted stock the vesting of which is conditioned on the attainment of

  Performance Goals) from the date of grant, although in the event of a Change in Control (as that term is defined in the plan), the restrictions applicable to restricted stock will lapse. However, the Committee will have discretion to permit vesting of shares of restricted stock prior to these restriction period minimums in the event of a participant's termination of employment by reason of Retirement, Disability or death, or under other limited circumstances if the Committee determines that such earlier vesting is necessary to fulfill a legitimate corporate purpose such as the hiring or retention of a key employee; provided, however, that the Committee shall be permitted to exercise its discretion in these other limited circumstances with respect to shares of restricted stock which in the aggregate do not exceed 10% of the maximum number of shares of stock authorized for issuance under the plan. The provisions of restricted stock awards (including any applicable Performance Goals) need not be the same with respect to each participant. During the restriction period, the Committee may require that the stock certificates evidencing restricted shares be held by the Corporation. Restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered, and is forfeited upon termination of employment, unless otherwise provided by the Committee. Other than these restrictions on transfer and any other restrictions the Committee may impose, the participant will have all the rights of a holder of stock as to such restricted stock.

    Performance Units. The Committee is authorized to grant performance units payable in cash or shares of Common Stock, conditioned upon continued service and/or the attainment of Performance Goals (as described in the section entitled "Restricted Stock" above). An award cycle consists of a period of consecutive fiscal years or portions thereof designated by the Committee over which performance units are to be earned. At the conclusion of an award cycle, the Committee will determine the number of performance units earned by a participant and will deliver to such participant (i) the number of shares of Common Stock equal to the number of performance units determined by the Committee to have been earned and/or (ii) cash equal to the fair market value of such shares of Common Stock. The Committee is authorized to determine the officers, employees and/or consultants to whom performance units will be awarded and any other terms and conditions of an award. No performance units may be earned prior to three years from the date of grant (or one year from the date of grant if the settlement thereof is conditioned upon the attainment of Performance Goals), other than in the event of a Change in Control. However, the Committee will have discretion to permit performance units to be earned and payable in full in the event of a participant's termination of employment by reason of Disability or death. In the event that a participant's employment is terminated for any reason during the award cycle the Committee will have the discretion to waive, in whole or in part, any or all remaining payment limitations, provided, however, that the satisfaction of any applicable Performance Goals by an employee who has been determined by the Committee to be subject to Section 162(m) of the Code (see "Federal Income Tax Consequences" below) cannot be waived unless such employee's employment is terminated by death, Disability or Change in Control (as those terms are defined in the 1999 Stock Incentive Plan). No more than 100,000 shares of Common Stock may be granted as Qualified Performance-Based Awards (as defined under the plan) to any participant in any calender year.

    Tax Offset Bonuses. At the time an award is made under the plan or at any time thereafter, the Committee may grant to the participant receiving such award the right to receive a cash payment in an amount specified by the Committee to be paid if the award results in compensation income to the participant.

    Amendment and Discontinuance. The 1999 Stock Incentive Plan may be amended, altered or discontinued by the Board, but no amendment, alteration or discontinuance may be made that would impair the rights of an optionee under an option or a recipient of a SAR, restricted stock award or performance unit award previously granted without the optionee's or recipient's consent, except such an amendment made to comply with applicable law, stock exchange rules or accounting rules. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by applicable law or stock exchange rules. Stockholder approval will also be required for any amendment which increases the maximum number of shares for which awards may be granted under the plan, reduces the exercise price at which stock options may be granted, extends the period during which stock options may be granted or exercised beyond the times originally prescribed, changes the persons eligible to participate in the plan, or materially increases the benefits accruing to participants under the plan.

  The 1999 Stock Incentive Plan provides that in the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, spin-off or other distribution of property, or any reorganization or partial or complete liquidation of the Corporation, the Committee or Board may make such substitution or adjustment in the aggregate number and kind of shares reserved for issuance under the plan, in the individual limits under the plan, in the number, kind and option price of shares subject to outstanding stock options and SARs, and in the number and kind of shares subject to other outstanding awards granted under the plan as may be determined to be appropriate by the Committee or Board, in its sole discretion. The plan also provides that in the event of a Change in Control, (i) any SARs and stock options outstanding as of the date of the change in control, which are not then exercisable and vested will become fully exercisable and vested, (ii) the restrictions and deferral limitations applicable to restricted stock will lapse and such restricted stock will become free of all restrictions and fully vested, (iii) all performance units will be considered to be earned and payable in full in cash (or, in certain circumstances, an equivalent number of shares of Common Stock) and any restrictions will lapse, and (iv) if the stock option agreement so provides, such stock option may be surrendered, subject to certain limitations, at any time during the 60-day period following a Change in Control, for a cash payment (or, in certain circumstances, an equivalent number of shares of Common Stock) equal to the spread between the exercise price of the option and the Change in Control Price (as defined in the 1999 Stock Incentive Plan).

Federal Income Tax Consequences

  The following discussion is intended only as a brief summary of the federal income tax rules that are generally relevant to stock options and SARs. The laws governing the tax aspects of awards are highly technical and such laws are subject to change.

  Nonqualified Options and SARs. Upon the grant of a nonqualified option (with or without a SAR), the optionee will not recognize any taxable income and the Corporation will not be entitled to a deduction. Upon the exercise of such an option or a SAR, the excess of the fair market value of the shares acquired on the exercise of the option over the option price (the "spread"), or the consideration paid to the optionee upon exercise of the SAR, will constitute compensation taxable to the optionee as ordinary income. The Corporation, in computing its federal income tax, will generally be entitled to a deduction in an amount equal to the compensation taxable to the optionee.

  ISOs. An optionee will not recognize taxable income on the grant or exercise of an ISO. However, the spread at exercise will constitute an item includible in alternative minimum taxable income, and thereby may subject the optionee to the alternative minimum tax. Upon the disposition of shares of stock acquired pursuant to the exercise of an ISO after the later of (i) two years from the date of grant of the ISO or (ii) one year after the transfer of the shares to the optionee (the "ISO Holding Period"), the optionee will recognize long-term capital gain or loss, as the case may be, measured by the difference between the Common Stock's selling price and the exercise price. The Corporation is not entitled to any tax deduction by reason of the grant or exercise of an ISO, or by reason of a disposition of Common Stock received upon exercise of an ISO if the ISO Holding Period is satisfied. Different rules apply if the optionee disposes of the shares of Common Stock acquired pursuant to the exercise of an ISO before the expiration of the ISO Holding Period.

  Section 162(m) of the Code. The 1999 Stock Incentive Plan has been designed to take into account provisions of the Code that impose limits on the ability of a public corporation to claim tax deductions for compensation paid to certain highly compensated executives. Section 162(m) of the Code generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the Chief Executive Officer and the four other most highly compensated officers of a public corporation. Certain types of compensation, including options granted with a fair market value exercise price, and performance-based stock awards, are generally excluded from this deduction limit. So that options under the 1999 Stock Incentive Plan will qualify for the exclusion for performance-based compensation, and to permit the Compensation Committee to grant other awards under the 1999 Stock Incentive Plan that will also so qualify, the 1999 Stock Incentive Plan is being submitted to stockholders for approval at the Meeting. By approving the 1999 Stock Incentive Plan, the stockholders will be approving, among other things, the performance measures, eligibility requirements and limits on various stock awards contained therein for purposes of Section 162(m)of the Code. The Compensation Committee will have the authority to grant awards (other than options) under the 1999 Stock Incentive Plan that are not subject to performance goals and therefore will not qualify as performance-based compensation for purposes of Section 162(m)of the Code. In addition, under certain circumstances such as death, Disability and Change in Control, awards that would otherwise so qualify may result in the payment of compensation that is not qualified under Section 162(m)of the Code.

New Plan Benefits

  While it cannot be determined at this time what benefits or amounts, if any, will be received by or allocated to any person or group of persons under the 1999 Stock Incentive Plan if the 1999 Stock Incentive Plan is approved by stockholders, the Corporation believes that if the 1999 Stock Incentive Plan had been in effect for 1998, the executive officers of the Corporation named in this Proxy Statement would have received stock option grants in the same amounts as are shown in the Summary Compensation Table of this Proxy Statement for 1998.

  The affirmative vote of the holders of a majority of the Common Stock present at the Meeting, in person or by proxy, and entitled to vote is required to approve the 1999 Stock Incentive Plan.

  THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE GREENPOINT FINANCIAL CORP. 1999 STOCK INCENTIVE PLAN.

-------------------------------------------------------------------------------

 PROPOSAL 4--APPROVAL OF THE GREENPOINT FINANCIAL CORP. 1999 ANNUAL INCENTIVE
                                     PLAN

-------------------------------------------------------------------------------

  In February 1999, the Board adopted the 1999 Annual Incentive Plan, subject to approval by the Corporation's stockholders. The Plan will become effective immediately upon approval by the Corporation's stockholders and thereafter will be effective with respect to cash awards paid thereunder for the year ending December 31, 1999 and subsequent years. Under the 1999 Annual Incentive Plan, certain executive officers of the Corporation will be eligible to receive annual incentive compensation based on performance. The plan is intended to provide the Corporation's most senior executive officers with financial incentives to meet and exceed predetermined goals for specified performance criteria selected by the Compensation Committee each year. Set forth below is a summary of certain important features of the 1999 Annual Incentive Plan, which summary is qualified in its entirety by reference to the actual plan attached as Appendix B to this Proxy Statement:

  As described in Proposal 3 above, Section 162(m) of the Code generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the Chief Executive Officer and the four other most highly compensated officers of a public corporation. Compensation is generally exempt from the limitations of Section 162(m) of the Code if it satisfies the exemption for "qualified performance-based compensation", which, among other things, requires that the compensation is payable on account of the attainment of one or more objective performance goals and that the material terms under which the compensation is to be paid are disclosed to and approved by stockholders. In order to qualify the compensation paid to the eligible executives under
Section 162(m) of the Code, the Corporation is seeking stockholder approval of the 1999 Annual Incentive Plan.

  In 1994, when Section 162(m)of the Code became effective, the Board adopted and stockholders approved the 1994 Annual Incentive Plan which utilized only objective performance criteria for determining the maximum bonus awards for certain executive officers. Under Section 162(m) of the Code, stockholder approval of the 1994 Annual Incentive Plan helped to preserve the ability of the Corporation to deduct cash bonuses for covered executives until 1999. Cash awards under the 1994 Annual Incentive Plan earned after 1998 will no longer be excluded from the deduction limit under Section 162(m) of the Code. Accordingly, the Board has adopted the

1999 Annual Incentive Plan, subject to stockholder approval, to continue to preserve the potential tax deductibility of these cash bonuses. Like the 1994 Annual Incentive Plan, the 1999 Annual Incentive Plan will use only objective performance goals as the criteria for determining maximum bonus awards for certain executive officers.

  Under the 1999 Annual Incentive Plan, cash awards are paid to eligible participants for the achievement of target levels of specified performance criteria selected by the Compensation Committee each year from one or more of the following criteria: (i) return on equity ("ROE"), (ii) return on assets,
(iii) earnings per share ("EPS"), (iv) net income and (v) achievement of predetermined strategic milestones. Target levels may be specified relative to budgeted or other internal goals, or relative to the performance of one or more peer groups. In addition, performance goals may be stated as alternatives, such as the achievement of either ROE or EPS, or as combinations, such as the achievement of both ROE and EPS.

  The executive officers eligible to participate in the 1999 Annual Incentive Plan are the Chief Executive Officer and any other officer whose compensation is required to be disclosed in the annual proxy statement pursuant to Rules promulgated under the Exchange Act.

  The 1999 Annual Incentive Plan will be administered by the Compensation Committee. The Compensation Committee, may in its discretion, reduce the amount of any cash award determined pursuant to the provisions of the 1999 Annual Incentive Plan when the Compensation Committee's consideration of subjective factors, such as its judgment of a participant's performance, so warrants. However, the Compensation Committee may not increase the amount of any cash award determined pursuant to the 1999 Annual Incentive Plan. In no event may an award under the plan for any calendar year to any participant exceed $3 million.

  Cash awards for a calendar year will be payable to 1999 Annual Incentive Plan participants following the close of such year, but not earlier than the date on which the Compensation Committee certifies in writing the degree to which the applicable performance goals have been achieved.

  While the amount that may be awarded to any 1999 Annual Incentive Plan participant cannot be determined, the Corporation believes that if the 1999 Annual Incentive Plan had been in effect for 1998, the executive officers of the Corporation named in this Proxy Statement and who received awards under the 1994 Annual Incentive Plan would have received cash awards in the same amounts as were shown in the Summary Compensation Table for 1998, excluding amounts awarded as special recognition bonuses.

  The affirmative vote of the holders of a majority of the Common Stock present at the Meeting, in person or by proxy, and entitled to vote is required to approve the 1999 Annual Incentive Plan under Section 162(m) of the Code.

  THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE GREENPOINT FINANCIAL CORP. 1999 ANNUAL INCENTIVE PLAN.

-------------------------------------------------------------------------------

                                 OTHER MATTERS

-------------------------------------------------------------------------------

  The Board of Directors is not aware of any business to come before the Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

-------------------------------------------------------------------------------

                                 MISCELLANEOUS

-------------------------------------------------------------------------------

  The cost of soliciting proxies will be borne by the Corporation. In addition to the solicitation of proxies by mail, D.F. King & Co., Inc. will assist the Corporation in soliciting proxies for the Meeting and will be paid a fee of $11,000 plus reimbursement for out-of-pocket expenses. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of Common Stock. In addition to solicitations by mail, Directors, officers and regular employees of the Corporation may solicit proxies personally or by telephone, telegram or other means of communication without additional compensation.

  The Corporation's 1998 Annual Report to Stockholders, including financial statements, was mailed to all stockholders with the Proxy Statement. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Corporation. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

-------------------------------------------------------------------------------

                             STOCKHOLDER PROPOSALS

-------------------------------------------------------------------------------

  In order to be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's main office at 90 Park Avenue, New York, New York 10016, no later than November 27, 1999. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Howard C. Bluver

                                          Howard C. Bluver

                                          Secretary

New York, New York

March 26, 1999

-------------------------------------------------------------------------------

                          ANNUAL REPORT ON FORM 10-K

-------------------------------------------------------------------------------

  A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR 1998 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, WILL BE FURNISHED TO STOCKHOLDERS WITHOUT CHARGE UPON REQUEST. WRITTEN REQUESTS SHOULD BE DIRECTED TO THE SECRETARY OF THE CORPORATION AT THE ADDRESS STATED HEREIN.

                                                                     APPENDIX A

                          GREENPOINT FINANCIAL CORP.
                           1999 STOCK INCENTIVE PLAN

                                   SECTION 1

                             PURPOSE; DEFINITIONS

  The purpose of the Plan is to give the Company a competitive advantage in attracting, retaining and motivating officers, employees and/or consultants and to provide the Company and its Subsidiaries and Affiliates with a stock plan providing incentives directly linked to the profitability of the Company's businesses and increases in the Company's shareholder value.

  For purposes of the Plan, the following terms are defined as set forth below:

  a. "Affiliate" means a corporation or other entity controlled by, controlling or under common control with the Company and designated by the Committee from time to time as such.

  b. "Award" means a Stock Appreciation Right, Stock Option, Restricted Stock, Performance Unit, or other stock-based award.

  c. "Award Cycle" shall mean a period of consecutive fiscal years or portions thereof designated by the Committee over which Performance Units are to be earned.

  d. "Board" means the Board of Directors of the Company.

  e. "Cause" means, unless otherwise provided by the Committee, (1) "Cause" as defined in any Individual Agreement to which the participant is a party, or
(2) if there is no such Individual Agreement or if it does not define Cause: an intentional failure to perform stated duties, willful misconduct, breach of a fiduciary duty involving personal profit, or acts or omissions of personal dishonesty, any of which results in material loss to the Company or any of its Subsidiaries or Affiliates or, any willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order which results in material loss to the Company or any of its Subsidiaries or Affiliates. The Committee shall, unless otherwise provided in an Individual Agreement with the participant, have the sole discretion to determine whether "Cause" exists, and its determination shall be final.

  f. "Change in Control" and "Change in Control Price" have the meanings set forth in Sections 11(b) and (c), respectively.

  g. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

  h. "Commission" means the Securities and Exchange Commission or any successor agency.

  i. "Committee" means the Committee referred to in Section 2.

  j. "Common Stock" means common stock, par value $.01 per share, of the Company (or as may be converted pursuant to Section 3 hereof).

  k. "Company" means GreenPoint Financial Corp., a bank holding company registered under federal law and incorporated in Delaware.

  l. "Covered Employee" means a participant designated prior to the grant of Restricted Stock or Performance Units by the Committee who is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which Restricted Stock or Performance Units are expected to be taxable to such participant.

  m. "Disability" means, unless otherwise provided by the Committee, disability as defined in the Company's retirement plan, or if not so defined, shall mean the permanent and total inability of a participant by reason of mental or physical infirmity, or both, to perform the work customarily assigned to him or her. In order to qualify as a Disability, a medical doctor selected or approved by the Board, and knowledgeable in the field of such infirmity, must advise the Committee either that it is not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said participant's lifetime.

  n. "Eligible Individuals" mean officers, employees and consultants of the Company or any of its Subsidiaries or Affiliates, and prospective employees and consultants who have accepted offers of employment or consultancy from the Company or its Subsidiaries or Affiliates, who are or will be responsible for or contribute to the management, growth or profitability of the business of the Company, or its Subsidiaries or Affiliates.

  o. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

  p. "Fair Market Value" means, as of any given date, the closing price on such date or, if there are no reported sales on such date, on the last day prior to such date on which there were sales of the Common Stock on the New York Stock Exchange or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on NASDAQ. If there is no regular public trading market for such Common Stock, the Fair Market Value of the Common Stock shall be determined by the Committee in good faith.

  q. "Incentive Stock Option" means any Stock Option designated as, and qualified as, an "incentive stock option" within the meaning of Section 422 of the Code.

  r. "Individual Agreement" means an employment, consulting or similar agreement between a participant and the Company or one of its Subsidiaries or Affiliates.

  s. "NonQualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

  t. "Qualified Performance-Based Award" means an Award of Restricted Stock or Performance Units designated as such by the Committee at the time of grant, based upon a determination that (i) the recipient is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which the Company would expect to be able to claim a tax deduction with respect to such Restricted Stock or Performance Units and (ii) the Committee wishes such Award to qualify for the Section 162(m) Exemption.

  u. "Performance Goals" means the performance goals established by the Committee in connection with the grant of Restricted Stock or Performance Units. In the case of Qualified Performance-Based Awards, (i) such goals shall be based on the attainment of specified levels of one or more of the following measures: return on equity, return on assets, earnings per share, net income and/or achievement of predetermined strategic milestones and (ii) such Performance Goals shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations. Performance Goals may be stated in the alternative or in combination.

  v. "Performance Units" means an Award granted under Section 8.

  w. "Plan" means the GreenPoint Financial Corp. 1999 Stock Incentive Plan, as set forth herein and as hereinafter amended from time to time.

  x. "Restricted Stock" means an Award granted under Section 7.

  y. "Retirement" means retirement from the employ of the Company or its Subsidiaries or Affiliates at the normal or early retirement date as set forth in any tax-qualified retirement/pension plan of the Company.

  z. "Rule 16b-3" means Rule 16b-3, as promulgated by the Commission under
Section 16(b) of the Exchange Act, as amended from time to time.

  aa. "Section 162(m) Exemption" means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in
Section 162(m)(4)(C) of the Code.

  bb. "Stock Appreciation Right" means an Award granted under Section 6.

  cc. "Stock Option" means an Award granted under Section 5.

  dd. "Subsidiary" means any corporation, partnership, joint venture or other entity during any period in which at least a 50% voting or profits interest is owned, directly or indirectly, by the Company or any successor to the Company.

  ee. "Termination of Employment" means the termination of the participant's employment with, or performance of services for, the Company and any of its Subsidiaries or Affiliates. A participant employed by, or performing services for, a Subsidiary or an Affiliate shall also be deemed to incur a Termination of Employment if the Subsidiary or Affiliate ceases to be such a Subsidiary or an Affiliate, as the case may be, and the participant does not immediately thereafter become an employee of, or service-provider for, the Company or another Subsidiary or Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries and Affiliates shall not be considered Terminations of Employment. For purposes of the Plan, a participant's employment shall be deemed to have terminated at the close of business on the day preceding the first date on which he or she is no longer for any reason whatsoever employed by the Company or any of its Subsidiaries or Affiliates.

  In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

                                   SECTION 2

                                ADMINISTRATION

  The Plan shall be administered by the Compensation Committee or such other committee of the Board as the Board may from time to time designate (the "Committee"), which shall be composed of not less than two directors, and shall be appointed by and serve at the pleasure of the Board.

  The Committee shall have plenary authority to grant Awards pursuant to the terms of the Plan to Eligible Individuals.

  Among other things, the Committee shall have the authority, subject to the terms of the Plan:

  (a) To select the Eligible Individuals to whom Awards may from time to time be granted;

  (b) To determine whether and to what extent Incentive Stock Options, NonQualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units and other stock-based awards or any combination thereof are to be granted hereunder;

  (c) To determine the number of shares of Common Stock to be covered by each Award granted hereunder;

  (d) To determine the terms and conditions of any Award granted hereunder (including, but not limited to, the option price (subject to Section 5(a)), any vesting condition, restriction or limitation (which may be related to the performance of the participant, the Company or any Subsidiary or Affiliate) and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine;

  (e) To modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including but not limited to Performance Goals; provided, however, that the Committee may not (i) subject to the last paragraph of Section 3, reduce the exercise price or cancel and regrant a Stock Option theretofore granted and (ii) adjust upwards the amount payable with respect to a Qualified Performance-Based Award or waive or alter the Performance Goals associated therewith;

  (f) To determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred; and

  (g) To determine under what circumstances an Award may be settled in cash or Common Stock under Sections 5(j), 6(b)(ii) and 8(b)(iv).

  The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

  The Committee may act only by a majority of its members then in office, except that the Committee may, except to the extent prohibited by applicable law or the applicable rules of a stock exchange, allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it; provided that no such delegation may be made that would cause Awards or other transactions under the Plan to cease to be exempt from Section 16(b) of the Exchange Act or cause an Award designated as a Qualified Performance-Based Award not to qualify for the Section 162(m) Exemption. Any such allocation or delegation may be revoked by the Committee at any time.

  Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

  Any authority granted to the Committee may also be exercised by the full Board, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Exchange Act or cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

                                   SECTION 3

                         COMMON STOCK SUBJECT TO PLAN

  The maximum number of shares of Common Stock that may be delivered to participants and their beneficiaries under the Plan shall be 4,700,000, which number includes 200,000 of the shares of Common Stock remaining available for awards as of the date of adoption of this Plan under the Company's Amended and Restated 1994 Stock Incentive Plan. No participant may be granted Stock Options and Stock Appreciation Rights covering in excess of 800,000 shares of Common Stock in any calendar year. Shares subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares.

  If any Award is forfeited, or if any Stock Option (and related Stock Appreciation Right, if any) terminates, expires or lapses without being exercised, or if any Stock Appreciation Right is exercised for cash, shares of Common Stock subject to such Awards shall again be available for distribution in connection with Awards under the Plan.

  In the event of any change in corporate capitalization (including, but not limited to, a change in the number of shares of Common Stock outstanding), such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the
Code) or any partial or complete liquidation of the Company, the Committee or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, and the maximum limitation upon Stock Options and Stock Appreciation Rights and Qualified Performance-Based Awards to be granted to any participant, in the number, kind and option price of shares subject to outstanding Stock Options, Stock Appreciation Rights and Restricted Stock, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

                                   SECTION 4

                                  ELIGIBILITY

  Awards may be granted under the Plan to Eligible Individuals. No grant shall be made under this Plan to a director who is not an officer or a salaried employee of the Company or its Subsidiaries or Affiliates.

                                   SECTION 5

                                 STOCK OPTIONS

  Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and NonQualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

  The Committee shall have the authority to grant any optionee Incentive Stock Options, NonQualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights); provided, however, that grants hereunder are subject to the aggregate limit on grants to individual participants set forth in Section 3. Incentive Stock Options may be granted only to employees of the Company and its subsidiaries or parent corporation (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option on or subsequent to its grant date, it shall constitute a NonQualified Stock Option.

  Stock Options shall be evidenced by option agreements, the terms and provisions of which may differ. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a NonQualified Stock Option. The grant of a Stock Option shall occur on the date the Committee by resolution selects an Eligible Individual to receive a grant of a Stock Option, determines the number of shares of Common Stock to be subject to such Stock Option to be granted to such Eligible Individual and specifies the terms and provisions of the Stock Option. The Company shall notify an Eligible Individual of any grant of a Stock Option, and a written option agreement or agreements shall be duly executed and delivered by the Company to the participant. Such agreement or agreements shall become effective upon execution by the Company and the participant.

  Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

  (a) Option Price. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee and set forth in the option agreement, and shall not be less than the Fair Market Value of the Common Stock subject to the Stock Option on the date of grant.

  (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted.

  (c) Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

  (d) Method of Exercise. Subject to the provisions of this Section 5, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased.

  Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Company may accept. If approved by the Committee, payment, in full or in part, may also be made in the form of unrestricted Common Stock (by delivery of such shares or by attestation) already owned by the optionee of the same class as the Common Stock subject to the Stock Option (based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised); provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Stock Option may be authorized only at the time the Stock Option is granted and provided, further, that such already owned shares have been held by the optionee for at least six months at the time of exercise or had been purchased on the open market.

  If approved by the Committee, payment in full or in part may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price, and, if requested, reduced by the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

  In addition, if approved by the Committee, payment in full or in part may also be made by instructing the Committee to withhold a number of such shares having a Fair Market Value on the date of exercise equal to the aggregate exercise price of such Stock Option.

  No shares of Common Stock shall be issued until full payment therefor has been made. Except as otherwise provided in Section 5(l) below, an optionee shall have all of the rights of a shareholder of the Company holding the class or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in
Section 14(a).

  If determined by the Committee at or, with respect to a NonQualified Stock Option, subsequent to the date of grant of a Stock Option, in the event an optionee who has not incurred a Termination of Employment pays the option price of such Stock Option (in whole or in part) by delivering (or attesting to ownership of) shares of Common Stock previously owned by the optionee, such optionee shall automatically be granted a reload Stock Option (a "Reload Option") for the number of shares of Common Stock used to pay the option price. Unless otherwise determined by the Committee, the Reload Option shall be subject to the same terms and conditions as the Stock Option, except that the Reload Option shall be a NonQualified Stock Option, have an option price equal to the Fair Market Value of the Common Stock on the date the Reload Option is granted, expire the same date as the expiration date of the Stock Option so exercised, shall vest and become exercisable 6 months following the date of grant of such Reload Option and shall not have the rights set forth in
Section 5(k) hereof. Additional Reload Options may only be granted upon exercise of a Reload Option if the Fair Market Value of the Common Stock on the date of such exercise is 25% or more higher than the Fair Market Value of the Common Stock on the date of grant of the Reload Option being exercised. Reload Options shall not be treated as grants for purposes of the limitations set forth in the second sentence of Section 3 of the Plan.

  (e) Nontransferability of Stock Options. No Stock Option shall be transferable by the optionee other than (i) by will or by the laws of descent and distribution; or (ii) in the case of a NonQualified Stock Option, as otherwise expressly permitted by the Committee including, if so permitted, pursuant to a transfer to such optionee's immediate family, whether directly or indirectly or by means of a trust or partnership or otherwise. For purposes of this Plan, unless otherwise determined by the Committee, "immediate family" shall mean the optionee's children, spouse and grandchildren. All Stock Options shall be exercisable, subject to the terms of this Plan, only by the optionee, the guardian or legal representative of the optionee, or any person to whom such option is transferred pursuant to this paragraph, it being understood that the term "holder" and "optionee" include such guardian, legal representative and other transferee.

  (f) Additional Rules for Incentive Stock Options. Notwithstanding anything contained herein to the contrary, no Stock Option which is intended to qualify as an Incentive Stock Option may be granted to an Eligible Employee who at the time of such grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless at the time such Stock Option is granted the option price is at least 110% of the Fair Market Value of a share of Common Stock and such Stock Option by its terms is not exercisable after the expiration of five years from the date such Stock Option is granted. In addition, the aggregate Fair Market Value of the Common Stock (determined at the time a Stock Option for the Common Stock is granted) for which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year, under all of the incentive stock option plans of the Company and of any Subsidiary, may not exceed $100,000. To the extent a Stock Option that by its terms was intended to be an Incentive Stock Option exceeds this $100,000 limit, the portion of the Stock Option in excess of such limit shall be treated as a NonQualified Stock Option.

  (g) Termination by Death. Unless otherwise determined by the Committee, if an optionee incurs a Termination of Employment by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Committee may determine, for a period of one year (or such other period as the Committee may specify in the option agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

  (h) Termination by Reason of Disability or Retirement. Unless otherwise determined by the Committee, if an optionee incurs a Termination of Employment by reason of Disability or Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine, for a period of one year (or such other period as the Committee may specify in the option agreement) from the date of such Termination of Employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of Termination of Employment by reason of Disability or Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a NonQualified Stock Option.

  (i) Other Termination. Unless otherwise determined by the Committee: (A) if an optionee incurs a Termination of Employment for Cause, all Stock Options held by such optionee shall thereupon terminate; and (B) if an optionee incurs a Termination of Employment for any reason other than death, Disability, Retirement or for Cause, any Stock Option held by such optionee, to the extent it was then exercisable at the time of termination, or on such accelerated basis as the Committee may determine, may be exercised for the lesser of three months from the date of such Termination of Employment or the balance of such Stock Option's term; provided, however, that if the optionee dies within such three-month period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such three-month period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. Notwithstanding any other provision of this Plan to the contrary, in the event an optionee incurs a Termination of Employment other than for Cause during the 24-month period following a Change in Control, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination, including on such accelerated basis as provided in Section 11(a), for (x) the longer of (i) one year from such date of termination or (ii) such other period as may be provided in the Plan for such Termination of Employment or as the Committee may provide in the option agreement, or (y) until expiration of the stated term of such Stock Option, whichever period is the shorter. If an Incentive Stock Option is exercised after the expiration of the post-termination exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a NonQualified Stock Option.

  (j) Cashing Out of Stock Option. On receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of the shares of Common Stock for which a Stock Option is being exercised by paying the optionee an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock over the option price times the number of shares of Common Stock for which the Option is being exercised on the effective date of such cash-out.

  (k) Change in Control Cash-Out. Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the "Exercise Period"), if the Committee shall determine at the time of grant or thereafter, an optionee shall have the right, whether or not the Stock Option is fully exercisable and in lieu of the payment of the option price for the shares of Common Stock being purchased under the Stock Option and by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of the Stock Option to the Company and to receive cash, within 5 days of such election, in an amount equal to the amount by which the Change in Control Price per share of Common Stock on the date of such election shall exceed the exercise price per share of Common Stock under the Stock Option multiplied by the number of shares of Common Stock granted under the Stock Option as to which the right granted under this Section 5(k) shall have been exercised. Notwithstanding the foregoing, if any right granted pursuant to this Section 5(k) would make a Change in Control transaction ineligible for pooling-of-interests accounting under APB No. 16 that but for the nature of such grant would otherwise be eligible for such accounting treatment, the Committee shall have the ability to substitute for the cash payable pursuant to such right Common Stock with a Fair Market Value (as of the date of such election) equal to the cash that would otherwise be payable hereunder or, if necessary to preserve such accounting treatment, otherwise modify or eliminate such right.

  (l) Deferral of Option Shares. The Committee may from time to time establish procedures pursuant to which an optionee may elect to defer, until a time or times later than the exercise of an Option, receipt of all or a portion of the shares of Common Stock subject to such Option and/or to receive cash at such later time or times in lieu of such deferred shares, all on such terms and conditions as the Committee shall determine. If any such deferrals are permitted, then notwithstanding Section 5(d) above, an optionee who elects such deferral shall not have any rights as a stockholder with respect to such deferred shares unless and until shares are actually delivered to the optionee with respect thereto, except to the extent otherwise determined by the Committee.

                                   SECTION 6

                           STOCK APPRECIATION RIGHTS

  (a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a NonQualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

  A Stock Appreciation Right may be exercised by an optionee in accordance with Section 6(b) by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

  (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

    (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 5 and this
  Section 6.

    (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash, shares of Common Stock or both, in value equal to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

    (iii) Stock Appreciation Rights shall be transferable only to permitted transferees of the underlying Stock Option in accordance with Section 5(e).

    (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares covered by the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

                                   SECTION 7

                               RESTRICTED STOCK

  (a) Administration. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Individuals to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares to be awarded to any Eligible Individual, the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in Section 7(c); provided, however, that, subject to Section 7(c)(i) and
Section 11(a)(ii), no shares of Restricted Stock shall vest prior to three years from the date of grant. Notwithstanding the previous sentence, the Committee shall have discretion to permit vesting of shares of Restricted Stock prior to three years from the date of grant in the event of a participant's Termination of Employment by reason of Retirement, Disability or death, or under other limited circumstances if the Committee determines that such earlier vesting is necessary to fulfill a legitimate corporate purpose such as the hiring or retention of a key employee; provided, however, that the Committee shall exercise its discretion (under this Section 7(a) and Section 7(c)(i)) in these other limited circumstances with respect to shares of Restricted Stock which in the aggregate do not exceed 10% of the maximum number of shares of Common Stock authorized for issuance in Section 3.

  (b) Awards and Certificates. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

    "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the GreenPoint Financial Corp. 1999 Stock Incentive Plan and a Restricted Stock Agreement. Copies of such Plan and Agreement are on file at the offices of GreenPoint Financial Corp., 90 Park Avenue, New York, New York 10016-1303."

The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

(c) Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

    (i) The Committee may, prior to or at the time of grant, designate an Award of Restricted Stock as a Qualified Performance-Based Award, in which event it shall condition the grant or vesting, as applicable, of such Restricted Stock upon the attainment of Performance Goals. If the Committee does not designate an Award of Restricted Stock as a Qualified Performance-Based Award, it may also condition the grant or vesting thereof upon the attainment of Performance Goals. Subject to Section 11(a)(ii), no shares of Restricted Stock, the vesting of which is conditioned upon the attainment of Performance Goals, shall vest prior to one year from the date of grant. Notwithstanding the previous sentence, the Committee shall have discretion to permit vesting of shares of Restricted Stock, the vesting of which is conditioned upon the attainment of Performance Goals, prior to one year from the date of grant in the event of a participant's Termination of Employment by reason of Retirement, Disability or death, or under other limited circumstances if the Committee determines that such earlier vesting is necessary to fulfill a legitimate corporate purpose such as the hiring or retention of a key employee; provided, however, that the Committee shall exercise its discretion (under this Section 7(c)(i) and Section 7(a)) in these other limited circumstances with respect to shares of Restricted Stock which in the aggregate do not exceed 10% of the maximum number of shares of Common Stock authorized for issuance in Section 3. Regardless of whether an Award of Restricted Stock is a Qualified Performance-Based Award, the Committee may also condition the grant or vesting thereof upon the continued service of the participant. The conditions for grant or vesting and the other provisions of Restricted Stock Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient. The Committee may at any time, in its sole discretion, accelerate or waive, in whole or in part, any of the foregoing restrictions, other than the restriction period minimums described in
  Section 7(a) and this Section 7(c)(i); provided, however, that in the case of Restricted Stock that is a Qualified Performance-Based Award, the applicable Performance Goals have been satisfied with respect to each participant who is a Covered Employee (other than in the case of the participant's Disability or death).

    (ii) Subject to the provisions of the Plan and the Restricted Stock Agreement referred to in Section 7(c)(vi), during the period, if any, set by the Committee, commencing with the date of such Award for which such participant's continued service is required (the "Restriction Period"), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable Performance Goals (if any) are satisfied, the participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock.

    (iii) Except as provided in Section 7(c)(i) through 7(c)(iii), the Restricted Stock Agreement, or as otherwise determined by the Committee, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class or series of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends. If so determined by the Committee in the applicable Restricted Stock Agreement and subject to Section 14(e) of the Plan, (A) cash dividends on the class or series of Common Stock that is the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted Stock, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends, and (B) dividends payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock with which such dividend was paid, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends.

    (iv) Except to the extent otherwise provided in the applicable Restricted Stock Agreement or Section 7(c)(i), 7(c)(ii) or 11(a)(ii), upon a participant's Termination of Employment for any reason during the

  Restriction Period or before the applicable Performance Goals are satisfied, all shares still subject to restriction shall be forfeited by the participant; provided, however, that the Committee shall have the discretion to waive, in whole or in part, any or all remaining restrictions (other than the restriction period minimums set forth in Sections 7(a) and 7(c)(i), and, in the case of Qualified Performance-Based Awards with respect to which a participant is a Covered Employee, satisfaction of the applicable Performance Goals unless the participant's employment is terminated by reason of death or Disability) with respect to any or all of such participant's shares of Restricted Stock.

    (v) If and when any applicable Performance Goals are satisfied and the Restriction Period expires without a prior forfeiture of the Restricted Stock, unlegended certificates for such shares shall be delivered to the participant upon surrender of the legended certificates.

    (vi) Each Award shall be confirmed by, and be subject to, the terms of a Restricted Stock Agreement.

                                   SECTION 8

                               PERFORMANCE UNITS

  (a) Administration. Performance Units may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Individuals to whom and the time or times at which Performance Units shall be awarded, the number of Performance Units to be awarded to any Eligible Individual, the duration of the Award Cycle and any other terms and conditions of the Award, in addition to those contained in Section 8(b).

  (b) Terms and Conditions. Performance Units Awards shall be subject to the following terms and conditions:

    (i) The Committee may, prior to or at the time of the grant, designate Performance Units as Qualified Performance-Based Awards, in which event it shall condition the settlement thereof upon the attainment of Performance Goals. If the Committee does not designate Performance Units as Qualified Performance-Based Awards, it may also condition the settlement thereof upon the attainment of Performance Goals. Regardless of whether Performance Units are Qualified Performance-Based Awards, the Committee may also condition the settlement thereof upon the continued service of the participant. The provisions of such Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient. Subject to the provisions of the Plan and the Performance Units Agreement referred to in Section 8(b)(v), Performance Units may not be sold, assigned, transferred, pledged or otherwise encumbered during the Award Cycle. Subject to Section 11(a)(iii), no Performance Units may be earned prior to three years from the date of grant (or one year from the date of grant if the settlement thereof is conditioned upon the attainment of Performance Goals). Notwithstanding the previous sentence, the Committee shall have the discretion to permit Performance Units to be earned and payable in full in the event the participant's employment is terminated by reason of Disability or death. No more than 100,000 shares of Common Stock may be granted as Qualified Performance-Based Awards to any participant in any calendar year.

    (ii) Except to the extent otherwise provided in the applicable Performance Units Agreement or Section 8(b)(iii) or 11(a)(iii), upon a participant's Termination of Employment for any reason during the Award Cycle or before any applicable Performance Goals are satisfied, all rights to receive cash or stock in settlement of the Performance Units shall be forfeited by the participant; provided, however, that the Committee shall have the discretion to waive, in whole or in part, any or all remaining payment limitations (other than the restriction period minimums set forth in Section 8(b)(i), and, in the case of Performance Units that are Qualified Performance-Based Awards, satisfaction of the applicable Performance Goals unless the participant's employment is terminated by reason of Disability or death) with respect to any or all of such participant's Performance Units.

    (iii) A participant may elect to further defer receipt of cash or shares in settlement of Performance Units for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee. Subject to any exceptions adopted by the Committee, such election must generally be made prior to commencement of the Award Cycle for the Performance Units in question.

    (iv) At the expiration of the Award Cycle, the Committee shall evaluate the Company's performance in light of any Performance Goals for such Award, and shall determine the number of Performance Units granted to the participant which have been earned, and the Committee shall then cause to be delivered (A) a number of shares of Common Stock equal to the number of Performance Units determined by the Committee to have been earned, or (B) cash equal to the Fair Market Value of such number of shares of Common Stock to the participant, as the Committee shall elect (subject to any deferral pursuant to Section 8(b)(iii)).

    (v) Each Award shall be confirmed by, and be subject to, the terms of a Performance Units Agreement.

                                   SECTION 9

                              TAX OFFSET BONUSES

  At the time an Award is made hereunder or at any time thereafter, the Committee may grant to the participant receiving such Award the right to receive a cash payment in an amount specified by the Committee, to be paid at such time or times (if ever) as the Award results in compensation income to the participant, for the purpose of assisting the participant to pay the resulting taxes, all as determined by the Committee and on such other terms and conditions as the Committee shall determine.

                                  SECTION 10

                           OTHER STOCK-BASED AWARDS

  Other Awards of Common Stock and other Awards that are valued in whole or in part by reference to, or are otherwise based upon, Common Stock, including (without limitation) dividend equivalents and convertible debentures, may be granted either alone or in conjunction with other Awards granted under the Plan. In the event that an Award is granted under this Section 10 to a participant who is an officer, the Award shall be granted in lieu of additional cash compensation to the officer for services.

                                  SECTION 11

                         CHANGE IN CONTROL PROVISIONS

  (a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control:

    (i) Any Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant.

    (ii) The restrictions and deferral limitations applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant.

    (iii) All Performance Units shall be considered to be earned and payable in full based upon maximum performance, and any deferral or other restriction shall lapse and such Performance Units shall be settled in cash (or shares of Common Stock at the Committee's election) as promptly as is practicable.

    (iv) The Committee may also make additional adjustments and/or settlements of outstanding Awards as it deems appropriate and consistent with the Plan's purposes.

  (b) Definition of Change in Control. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

    (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or
  (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this Section 11(b); or

    (ii) Individuals who, as of the effective date of the Plan, constitute the Board (the "Incumbent Board") cease for any reason not to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

    (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

    (iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

  (c) Change in Control Price. For purposes of the Plan, "Change in Control Price" means the higher of (i) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national exchange on which such shares are listed or on NASDAQ during the 60-day period prior to and including the date of a Change in Control or (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Common Stock paid in such tender or exchange offer or Corporate Transaction; provided, however, that in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, the Change in Control Price shall be in all cases the Fair Market Value of the Common Stock on the date such Incentive Stock Option or Stock Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Board.

                                  SECTION 12

                        TERM, AMENDMENT AND TERMINATION

  The Plan will terminate on the tenth anniversary of the effective date of the Plan. Under the Plan, Awards outstanding as of such date shall not be affected or impaired by the termination of the Plan.

  The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair the rights of an optionee under a Stock Option or a recipient of a Stock Appreciation Right, Restricted Stock Award, Performance Unit Award or other stock-based Award theretofore granted without the optionee's or recipient's consent, except such an amendment made to comply with applicable law, stock exchange rules or accounting rules. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by applicable law or stock exchange rules; provided, however, that stockholder approval shall be required for any amendment which (i) increases the maximum number of shares for which Awards may be granted under the Plan (subject, however, to the provisions of Section 3 hereof), (ii) reduces the exercise price at which Stock Options may be granted (subject, however, to the provisions of Section 3 hereof), (iii) extends the period during which Stock Options may be granted or exercised beyond the times originally prescribed,
(iv) changes the persons eligible to participate in the Plan, or (v) materially increases the benefits accruing to participants under the Plan.

  Subject to the repricing restrictions in Section 2(e)(i) and the restriction period minimums described in Sections 7(a), 7(c)(i) and 8(b)(i), the Committee may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall cause a Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption or impair the rights of any holder without the holder's consent except such an amendment made to cause the Plan or Award to comply with applicable law, stock exchange rules or accounting rules.

  Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval.

                                  SECTION 13

                            UNFUNDED STATUS OF PLAN

  It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

                                  SECTION 14

                              GENERAL PROVISIONS

  (a) The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

  Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

    (1) Listing or approval for listing upon notice of issuance, of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be the principal market for the Common Stock;

    (2) Any registration or other qualification of such shares of the Company under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

    (3) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

  (b) Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.

  (c) The Plan shall not constitute a contract of employment, and adoption of the Plan shall not confer upon any employee any right to continued employment, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment of any employee at any time.

  (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for federal income tax purposes with respect to any Award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Subsidiaries and Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

  (e) Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Awards).

  (f) The Committee shall establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid or by whom any rights of the participant, after the participant's death, may be exercised.

  (g) In the case of a grant of an Award to any employee of a Subsidiary of the Company, the Company may, if the Committee so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary will transfer the shares of Common Stock to the employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan. All shares of Common Stock underlying Awards that are forfeited or canceled should revert to the Company.

  (h) The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

  (i) Except as otherwise provided in Section 5(e) or 6(b)(iii) or by the Committee, Awards under the Plan are not transferable except by will or by the laws of descent and distribution.

  (j) In the event an Award is granted to an Eligible Individual who is employed or providing services outside the United States and who is not compensated from a payroll maintained in the United States, the Committee may, in its sole discretion, modify the provisions of the Plan as they pertain to such individual to comply with applicable foreign law.

                                  SECTION 15

                            EFFECTIVE DATE OF PLAN

  The Plan shall be effective as of the date it is adopted by the Board, subject to the approval of the Company's stockholders.

                                                                     APPENDIX B

             GREENPOINT FINANCIAL CORP. 1999 ANNUAL INCENTIVE PLAN

                                       I

                                    PURPOSE

  The GreenPoint Financial Corp. 1999 Annual Incentive Plan (the "Plan"), which, subject to approval by the Company's stockholders, shall be effective as of January 1, 1999, is designed to provide a significant and variable economic opportunity to selected officers and employees of the Company as a reflection of their individual and group contributions to the success of GreenPoint Financial Corp. and its subsidiaries (the "Company"). The payments pursuant to Article IX of the Plan are intended to qualify under
Section 162(m)(4)(C) of the Code (as defined below) as excluded from the term "applicable employee remuneration".

                                      II

                                  DEFINITIONS

  For purposes of the Plan, the following terms are defined as set forth below. In addition, certain other terms used herein have the definitions given to them in the first place in which they are used.

  "Board" shall mean the Board of Directors of the Company.

  "Bonus" shall mean a cash award payable to a Participant pursuant to the terms of the Plan, including an Incentive Award (as defined in Article IX hereof).

  "Cause" shall mean personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or any willful violation of any law, rule, regulation (other than traffic violations or similar offenses) or final cease and desist order.

  "Code" means the Internal Revenue Code of 1986, as amended.

  "Committee" means the Committee referred to in Article III hereof.

  "Covered Employees" shall mean Participants (as defined in Article IV hereof) designated by the Committee who are or are expected to be "covered employees" within the meaning of Section 162(m)(3) of the Code for the year in which a Bonus hereunder is payable.

  "Disinterested Person" means a member of the Board who qualifies as an "outside director" for purposes of Section 162(m) of the Code.

  "Payment Date" shall mean the date following the conclusion of a particular Measurement Period (as such term is defined in Article IX) on which the Committee certifies that applicable Performance Objectives (as such term is defined in Article IX) have been satisfied and authorizes payment of corresponding Incentive Awards.

  "Target Bonus" shall mean the amount determined by the Committee at the time of grant in its sole discretion, which need not be the same for each Participant.

                                      III

                                ADMINISTRATION

  The Plan shall be administered by the Compensation Committee of the Board or such other committee of the Board, composed of not less than two Disinterested Persons, each of whom shall be appointed by and serve at the pleasure of the Board.

  In administering the Plan, the Committee may at its option employ compensation consultants, accountants and counsel (who may be the independent auditors and outside counsel and compensation consultants of the Company) and other persons to assist or render advice to the Committee, all at the expense of the Company.

                                      IV

                                  ELIGIBILITY

  The Committee shall, in its sole discretion, determine each fiscal year those officers and employees of the Company who shall be eligible to participate in the Plan (the "Participants") for such fiscal year based upon such Participants' opportunity to have a substantial impact on the Company's operating results. Nothing contained in the Plan shall be construed as or be evidence of any contract of employment with any Participant for a term of any length nor shall participation in the Plan in any year by any Participant require continued participation by such Participant in any subsequent year.

                                       V

                            DETERMINATION OF BONUS

  Subject to Article IX hereof, the form and amount of each Bonus award to a Participant shall be determined by and in the discretion of the Committee. Subject to Article IX, the Committee may condition the earning of a Bonus upon the attainment of specified performance goals measured over a period not greater than one year relating to the Participant or the Company or subsidiary, division or department of the Company for or within which the Participant is primarily employed, or upon such other factors or criteria as the Committee shall determine, which goals may be different for each award recipient. Bonuses under the Plan will consist of an award, payable in cash from the Company, based upon a percentage or multiple of the Target Bonus, payable based upon the degree of achievement of such predetermined performance objectives over the specified Measurement Period. Bonuses under this Plan for Covered Employees shall be subject to pre-established performance goals in accordance with Article IX hereof. Subject to Article IX, the Committee may, in its sole discretion, increase or decrease the amount of any Bonus payable to a Participant and may award Bonuses to Participants (other than Covered Employees) even though the Bonuses are not earned. Bonuses earned or otherwise awarded will be paid on the Payment Date.

                                      VI

                           TERMINATION OF EMPLOYMENT

  In the event that a Participant's employment with the Company terminates for any reason prior to the Payment Date with respect to any Bonus, the balance of any Bonus which remains unpaid at the time of such termination, shall be payable to the Participant, or forfeited by the Participant, in accordance with the terms of the award established by the Committee at the time of grant; provided, however, that in the case of a Covered Employee, no amount shall be payable unless the Performance Objectives (as defined below) are satisfied unless the termination of employment of the Covered Employee is due to the death or disability of the Participant. Participants who remain employed through the Measurement Period but are terminated prior to the Payment Date shall be entitled to receive Bonuses payable with respect to such Measurement Period, unless terminated for Cause.

                                      VII

                           AMENDMENT AND TERMINATION

  The Board shall have the right to amend, modify or terminate the Plan from time to time but no such amendment or modification shall, without prior approval of the stockholders, change Article IX of this Plan so as to alter the business criteria on which the Performance Objectives are based or to increase the amount set forth in Section (e) of Article IX, materially increase the amount available for awards, materially increase the benefits accruing to Participants who are Covered Employees hereunder, materially modify the requirements regarding eligibility for participation in the Plan or, without the consent of the Participant affected, impair any award made prior to the effective date of the amendment, modification or termination.

                                     VIII

                                 MISCELLANEOUS

  Bonus payments shall be made from the general funds of the Company and no special or separate fund shall be established or other segregation of assets made to assure payment. No Participant or other person shall have under any circumstances any interest in any particular property or assets of the Company. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its principles of conflict of laws.

                                      IX

                  PROCEDURES FOR CERTAIN DESIGNATED EMPLOYEES

  Bonuses under the Plan to Participants who are Covered Employees shall be subject to pre-established performance goals as set forth herein.
Notwithstanding Article V hereof, the Committee shall not have discretion to modify the terms of awards to such Participants except as specifically set forth in this Article IX.

  (a) Target Bonus. Prior to the commencement of a Measurement Period (as defined below), the Committee shall grant bonus award opportunities ("Incentive Awards") to such of the Participants who may be Covered Employees payment of which shall be conditioned upon satisfaction of specific Performance Objectives (as defined below) measured over a period not greater than one year established by the Committee in writing at the time of grant. An Incentive Award shall consist of an award payable in cash from the Company, based upon a percentage or multiple of a Target Bonus. The extent, if any, to which an Incentive Award based upon the Target Bonus will be payable will be based upon the degree of achievement of predetermined Performance Objectives (as defined below) over a specified Measurement Period (as defined below); provided, however, that the Committee may, in its sole discretion, reduce the amount which would otherwise be payable upon expiration of the Measurement Period (under which circumstances the Participant will have no right to receive the amount of such reduction even if the Performance Objectives are met).

  (b) Measurement Period. The measurement period will be a period of one fiscal year, unless a shorter period is otherwise selected and established in writing by the Committee at the time the Performance Objectives are established with respect to a particular Incentive Award (the period so specified being hereinafter referred to as the "Measurement Period").

  (c) Performance Objectives. The performance objectives ("Performance Objectives") established by the Committee at the time the Incentive Award is granted will be based on return on equity, return on assets, earnings per share, net income and/or achievement of predetermined strategic milestones during the Measurement Period. Performance Objectives may be specified relative to budgeted or other internal goals, or relative to the performance of one or more peer groups. Performance Objectives may be stated in the alternative or in combination.

  (d) Payment of an Incentive Award. At the time the Incentive Award is granted, the Committee shall prescribe a formula to determine the percentage of the Target Bonus which may be payable based upon the degree of attainment of the Performance Objectives which shall be determined as of the last day of the Measurement Period. If the minimum Performance Objectives established by the Committee are not met, no Incentive Award payment will be made to the Participant. To the extent that the minimum Performance Objectives are surpassed and upon written certification by the Committee that the Performance Objectives have been satisfied to a particular extent and any other material terms and conditions of the Incentive Awards have been satisfied, payment shall be made on the Payment Date in accordance with the prescribed formula based upon a percentage or multiple of the Target Bonus unless the Committee determines, in its sole discretion, to reduce the payment to be made. The Committee may provide in writing at the time of grant that Incentive Awards shall be payable at a fixed time following a Measurement Period and it may impose forfeiture or vesting requirements. In no event shall an Incentive Award be paid to a Covered Employee unless and until the Plan has been approved by the Company's stockholders.

  (e) Maximum Payable. The maximum amount payable to a Covered Employee is $3,000,000.

                                       X

                              DEFERRAL ELECTIONS

  The Committee may at its option establish procedures pursuant to which Participants are permitted to defer the receipt of Bonuses payable hereunder.

                          GreenPoint Financial Corp.


              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           FOR THE 1999 ANNUAL MEETING OF STOCKHOLDERS--MAY 7, 1999

The undersigned hereby appoints Thomas S. Johnson, Charles P. Richardson and Ramesh Shah, and each of them, with full power of substitution, for and in the name of the undersigned, to vote all common stock, par value $.01 per share, of GreenPoint Financial Corp., a Delaware corporation, that the undersigned would be entitled to vote if personally present at the 1999 Annual Meeting of Stockholders to be held at Terrace on the Park, 52-11 111th Street, Flushing, New York, on Friday, May 7, 1999 at 10:00 a.m., local time, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged, subject to any direction indicated on the reverse side of this card, and upon any other business that may properly come before the meeting or any adjournment thereof, hereby revoking any proxy heretofore executed by the undersigned to vote at said meeting.

This proxy is being solicited by the Board of Directors of GreenPoint Financial Corp. THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4 AND, WITH RESPECT TO ITEM 5, AS SAID PROXIES, AND EACH OF THEM, MAY DETERMINE.

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                                     SEE REVERSE
                                                                         SIDE
--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

                                                             Please mark
                                                             your votes as  [X]
                                                             indicated in
                                                             this example

     The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4
                                              ---
1. Election of Directors

Nominees:                               FOR all nominees     WITHHOLD
                                        (except as noted    authority to
                                         to the contrary     vote for all
                                             below)           nominees


Dan F. Huebner, Thomas S. Johnson,            [ ]               [ ]
Susan J. Kropf and Jules Zimmerman


(Instruction: To withohold authority to vote for any individual nominee write that nominee's name on the space provided below.
_______________________________________________________________________

                                                                                       FOR  AGAINST  ABSTAIN

2.  Ratification of appointment of PricewaterhouseCoopers LLP as the                  [ ]     [ ]      [ ]
    Corporation's independent auditors for the year ending December 31, 1999.

3.  Approval of the GreenPoint Financial Corp. 1999 Stock                             [ ]     [ ]      [ ]

    Incentive Plan.

4.  Approval of the GreenPoint Financial Corp. 1999 Annual Incentive Plan.            [ ]     [ ]      [ ]


5. In their discretion on such other matters as may properly come before the meeting or any adjournment thereof.


Please sign and date below and return in enclosed envelope promptly.

Signature(s)________________________Date:_______________________, 1999

NOTE: Please date and sign this proxy exactly as your name appears hereon. In case of joint owners, each joint owner should sign. When signing in a fiduciary or representative capacity, please give your full title. If this proxy is submitted by a corporation or partnership, it should be executed in the full corporate or partnership name by a duly authorized person.

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE